                                                          Exhibit 10.1

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                                 LOAN AGREEMENT

                                  BY AND AMONG

                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,

                           THE BANKS SIGNATORY HERETO

                                       AND

                          KEYBANK NATIONAL ASSOCIATION,
                     AS ADMINISTRATIVE AGENT FOR SUCH BANKS

                                       AND

                                FLEET BANK, N.A.,
                              AS SYNDICATION AGENT

                                 MARCH 28, 1997




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



                                TABLE OF CONTENTS
                                -----------------
                                                                                                               PAGE
                                                                                                               ----

ARTICLE 1.   DEFINITIONS
         Section 1.1                Defined Terms...............................................................  1
         Section 1.2                GAAP........................................................................ 20

ARTICLE 2.   REVOLVING CREDIT COMMITMENTS; LOANS

         Section 2.1                Loans....................................................................... 21
         Section 2.2                Notices Relating to Loans................................................... 21
         Section 2.3                Disbursement of Loan Proceeds............................................... 22
         Section 2.4                Notes....................................................................... 22
         Section 2.5                Repayment of Loans; Voluntary Changes
                                     in Commitment; Mandatory Repayments........................................ 22
         Section 2.6                Interest.................................................................... 23
         Section 2.7                Fees........................................................................ 25
         Section 2.8                Use of Proceeds of Loans.................................................... 26
         Section 2.9                Computations................................................................ 26
         Section 2.10               Minimum Amounts of Borrowings,
                                      Conversions and Repayments................................................ 26
         Section 2.11               Time and Method of Payments..................................................27
         Section 2.12               Lending Offices............................................................. 27
         Section 2.13               Several Obligations......................................................... 27
         Section 2.14               Pro Rata Treatment Among Banks.............................................. 27
         Section 2.15               Non-Receipt of Funds by the Agent........................................... 28
         Section 2.16               Sharing of Payments
                                      and Set-Off Among Banks................................................... 28
         Section 2.17               Conversions of Loans........................................................ 29
         Section 2.18               Additional Costs; Capital Requirements...................................... 29
         Section 2.19               Limitation on Types of Loans................................................ 31
         Section 2.20               Illegality.................................................................. 32
         Section 2.21               Certain Conversions pursuant
                                      to Sections 2.18 and 2.20................................................. 32
         Section 2.22               Indemnification............................................................. 33

ARTICLE 3.   REPRESENTATIONS AND WARRANTIES

         Section 3.1                Organization................................................................ 34
         Section 3.2                Power, Authority, Consents.................................................. 34
         Section 3.3                No Violation of Law or Agreements........................................... 35
         Section 3.4                Due Execution, Validity,
                                     Enforceability............................................................. 35
         Section 3.5                Title to Properties......................................................... 35
         Section 3.6                Judgments, Actions, Proceedings............................................. 35
         Section 3.7                No Defaults, Compliance With Laws........................................... 36
         Section 3.8                Burdensome Documents........................................................ 36
         Section 3.9                Financial Statements; Projections........................................... 36
         Section 3.10               Tax Returns................................................................. 37
         Section 3.11               Intangible Assets........................................................... 37
         Section 3.12               Regulation U................................................................ 37
         Section 3.13               Name Changes, Mergers, Acquisitions......................................... 38
         Section 3.14               Full Disclosure............................................................. 38
         Section 3.15               Licenses and Approvals...................................................... 38
         Section 3.16               ERISA....................................................................... 38
         Section 3.17               REIT Status................................................................. 39


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


                                                                                                               PAGE
                                                                                                               ----

ARTICLE 4.   CONDITIONS TO THE LOANS

         Section 4.1                Conditions to Initial Loans................................................. 40
         Section 4.2                Conditions to Subsequent Loans.............................................. 41

ARTICLE 5.   DELIVERY OF FINANCIAL REPORTS
             DOCUMENTS AND OTHER INFORMATION

         Section 5.1                Annual Financial Statements................................................. 43
         Section 5.2                Quarterly Financial Statements.............................................. 43
         Section 5.3                Compliance Information...................................................... 44
         Section 5.4                No Default Certificate...................................................... 44
         Section 5.5                Certificate of Accountants'................................................. 44
         Section 5.6                Borrowing Base Certificate.................................................. 44
         Section 5.7                Business Plans and Projections.............................................. 45
         Section 5.8                Quarterly Facility Reports.................................................. 45
         Section 5.9                Accountants' Reports........................................................ 45
         Section 5.10               Copies of Documents......................................................... 45
         Section 5.11               Notices of Defaults......................................................... 46
         Section 5.12               ERISA Notices and Requests.................................................. 46
         Section 5.13               Additional Information...................................................... 46

ARTICLE 6.   AFFIRMATIVE COVENANTS

         Section 6.1                Books and Records........................................................... 47
         Section 6.2                Inspections and Audits...................................................... 47
         Section 6.3                Maintenance and Repairs..................................................... 47
         Section 6.4                Continuance of Business..................................................... 47
         Section 6.5                Copies of Corporate Documents............................................... 48
         Section 6.6                Perform Obligations......................................................... 48
         Section 6.7                Notice of Litigation........................................................ 48
         Section 6.8                Insurance................................................................... 48
         Section 6.9                Financial Covenants......................................................... 49
         Section 6.10               Notice of Certain Events.................................................... 49
         Section 6.11               Comply with ERISA........................................................... 50
         Section 6.12               Environmental Compliance.................................................... 50
         Section 6.13               Maintenance of REIT Status.................................................. 50
         Section 6.14               Long-Term Care Facilities................................................... 50
         Section 6.15               Behavioral Care Facilities.................................................. 50
         Section 6.16               Operator Concentration...................................................... 50

ARTICLE 7.   NEGATIVE COVENANTS

         Section 7.1                Indebtedness................................................................ 51
         Section 7.2                Liens....................................................................... 51
         Section 7.3                Guaranties.................................................................. 52
         Section 7.4                Mergers, Acquisitions....................................................... 52
         Section 7.5                Distributions............................................................... 53
         Section 7.6                Changes in Structure........................................................ 53
         Section 7.7                Disposition of Assets....................................................... 53
         Section 7.8                Investments................................................................. 53
         Section 7.9                Fiscal Year................................................................. 55
         Section 7.10               ERISA Obligations........................................................... 55


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
                                                                                                                PAGE
                                                                                                                ----
         Section 7.11               Capital Expenditures........................................................ 55
         Section 7.12               Rental Obligations.......................................................... 55
         Section 7.13               Use of Cash................................................................. 56
         Section 7.14               Transactions with Affiliates................................................ 56
         Section 7.15               Hazardous Material.......................................................... 56
         Section 7.16               Construction Investments.................................................... 57

ARTICLE 8.   EVENTS OF DEFAULT

         Section 8.1                Payments.................................................................... 58
         Section 8.2                Certain Covenants........................................................... 58
         Section 8.3                Other Covenants............................................................. 58
         Section 8.4                Other Defaults.............................................................. 58
         Section 8.5                Representations and Warranties.............................................. 59
         Section 8.6                Bankruptcy. . .............................................................  59
         Section 8.7                Judgments................................................................... 60
         Section 8.8                ERISA....................................................................... 60
         Section 8.9                Material Adverse Effect..................................................... 60
         Section 8.10               Ownership................................................................... 60
         Section 8.11               REIT Status, Etc............................................................ 61
         Section 8.12               Management.................................................................. 61
         Section 8.13               Environmental............................................................... 61
         Section 8.14               Default by Operator......................................................... 61

ARTICLE 9.   THE AGENT

         Section 9.1                Appointment, Powers and Immunities.......................................... 62
         Section 9.2                Reliance by Agent........................................................... 63
         Section 9.3                Events of Default........................................................... 63
         Section 9.4                Rights as a Bank............................................................ 63
         Section 9.5                Indemnification............................................................. 63
         Section 9.6                Non-Reliance on Agent and other Banks....................................... 64
         Section 9.7                Failure to Act.............................................................. 64
         Section 9.8                Resignation or Removal of Agent............................................. 64
         Section 9.9                Sharing of Payments......................................................... 65

ARTICLE 10.   MISCELLANEOUS PROVISIONS

         Section 10.1               Fees and Expenses; Indemnity................................................ 67
         Section 10.2               Taxes....................................................................... 68
         Section 10.3               Payments.................................................................... 69
         Section 10.4               Survival of Agreements and
                                      Representations; Construction............................................. 69

         Section 10.5               Lien on and Set-off of Deposits............................................. 70
         Section 10.6               Modifications, Consents and
                                      Waivers; Entire Agreement ................................................ 70

         Section 10.7               Remedies Cumulative; Counterclaims.......................................... 71
         Section 10.8               Further Assurances.......................................................... 71
         Section 10.9               Notices..................................................................... 72
         Section 10.10              Counterparts................................................................ 73
         Section 10.11              Severability................................................................ 73



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
                                                                                                              PAGE

         Section 10.12              Binding Effect; No Assignment
                                      or Delegation by Borrowers................................................73
         Section 10.13              Assignments and Participations
                                      by Banks..................................................................74
         Section 10.14              Delivery of Tax Forms.......................................................76
         Section 10.15              Governing Law; Consent to Juris-
                                      diction; Waiver of Trial by Jury..........................................77
         Section 10.16              Syndication Agent...........................................................78



EXHIBITS
--------

         1                 List of Borrowers
         A                 Form of Note
         B                 Form of Assignment and Acceptance
         C                 Form of Borrowing Base Certificate
         D                 Form of Compliance Certificate

SCHEDULES
---------

         3.1               States of Incorporation and Qualification, and
                            Capitalization of Borrowers and Subsidiaries
         3.2               Consents, Waivers, Approvals; Violation of
                            Agreements
         3.6               Judgments, Actions, Proceedings
         3.7               Defaults; Compliance with Laws, Regulations,
                            Agreements
         3.8               Burdensome Documents
         3.13              Name Changes, Mergers, Acquisitions
         3.16              Employee Benefit Plans
         5.8               Form of Quarterly Facility Report
         7.1               Permitted Indebtedness and Guarantees
         7.2               Permitted Security Interests, Liens and
                            Encumbrances
         7.11              Permitted Capital Expenditures

                                 LOAN AGREEMENT

         AGREEMENT, made this 28th day of March, 1997, by and among:

         HEALTH CARE REIT, INC., a Delaware corporation and each of the other corporations listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, the "BORROWERS");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and collectively, the "BANKS"); and

         KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT");

                              W I T N E S S E T H:

         WHEREAS, the Borrowers wish to obtain a joint and several revolving credit facility from the Banks in the aggregate principal amount of up to One Hundred Seventy-Five Million ($175,000,000) Dollars, and the Banks are willing to provide such revolving credit facility to the Borrowers in an aggregate principal amount of up to such sum on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         ARTICLE 1.   DEFINITIONS.

                  SECTION 1.1   DEFINED TERMS.  As used in this
Agreement, the following terms shall have the following meanings:

                  "ADDITIONAL COSTS" - as defined in subsection 2.18(b) hereof.

                  "AFFECTED LOANS" -  as defined in Section 2.21 hereof.

                  "AFFECTED TYPE" - as defined in Section 2.21 hereof.

                  "AFFILIATE" - as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED THAT, in any event: (a) any Person that owns directly or indirectly ten (10%) percent or more of the securities having ordinary voting power for the election of

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



directors or other governing body of a corporation or ten (10%) percent or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (b) each ten (10%) percent or more shareholder, each director and executive officer of any Borrower shall be deemed to be an Affiliate of such Borrower.

                  "AGENCY FEE" - as defined in subsection 2.7(c) hereof.

                  "ALTERNATE BASE RATE" - for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the greater of (a) the Base Rate in effect on such day, and (b) 0.5% plus the Federal Funds Rate in effect on such day.

                  "ALTERNATE APPLICABLE MARGIN" - as at any date of determination, with respect to LIBOR Loans, the applicable percentage set forth below based upon the Ratings in effect on such date:

         Any two of the following Ratings:

                  BBB+ or higher by S&P
                  Baa1 or higher by Moody's
                  BBB+ or higher by D&P                                 .75%

         Any two of the following Ratings:

                  BBB by S&P
                  Baa2 by Moody's
                  BBB by D&P                                            1.0%

         Any two of the following Ratings:

                  BBB- by S&P
                  Baa3 by Moody's
                  BBB- by D&P                                         1.125%

If any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

                  "APPLICABLE MARGIN" - as at the last date of any fiscal quarter, with respect to LIBOR Loans, the applicable percentage set forth below opposite the ratio of Funded Indebtedness to Tangible Net Worth as at such date, with respect to HCRI on a consolidated basis:

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

         RATIO OF FUNDED INDEBTEDNESS      APPLICABLE MARGIN
         TO TANGIBLE NET WORTH              FOR LIBOR LOANS
         ----------------------------      ------------------
         Greater than 1.0:1.0                    1.5%

         Less than or equal
         to 1.0:1.0 but
         greater than 0.8:1.0                  1.375%

         Less than or equal
         to 0.8:1.0 but
         greater than 0.6:1.0                   1.25%

         Less than or equal
         to 0.6:1.0 but greater
         than or equal to 0.4:1.0              1.125%

         Less than 0.4:1.0                       1.0%

The determination of the applicable percentage pursuant to the table set forth above shall be made on a quarterly basis based on an examination of the financial statements delivered pursuant to and in compliance with Section 5.1 or
Section 5.2 hereof, which financial statements, whether annual or quarterly, shall indicate that there exists no Default or Event of Default hereunder. Each determination of the Applicable Margin shall be effective as of the first day of the calendar month following the date on which the financial statements on which such determination was based were received by the Agent.

In the event that financial statements for the full fiscal quarter ending on such date of determination either: (i) have not been delivered to the Agent in compliance with Section 5.1 or 5.2 hereof, or (ii) if delivered, do not comply in form or substance with Section 5.1 or 5.2 hereof (in the reasonable judgment of the Agent), then the Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the Applicable Margin in effect for the period commencing on such date.

                  "APPRAISAL" - an appraisal providing an assessment of the fair market value of a Property (whether appraised on a stand-alone basis or "in bulk" together with similar Properties) which is independently and impartially prepared by an MAI appraiser having substantial experience in the appraisal of health care facilities and conforming to Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation.

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



                  "APPRAISED VALUE" - with respect to any Facility, the value of such Facility reflected in the most recent Appraisal prepared with respect to such Facility.

                  "ARRANGEMENT FEE" - as defined in subsection 2.7(c) hereof.

                  "ASSESSMENT RATE" - at any time, the rate (rounded upwards, if necessary, to the nearest 1/100 of one (1%) percent) then charged by the Federal Deposit Insurance Corporation (or any successor) to the Reference Bank for deposit insurance for Dollar time deposits with the Reference Bank at the Principal Office as determined by the Reference Bank.

                  "ASSIGNMENT AND ACCEPTANCE" - an agreement in the form of Exhibit B hereto.

                  "BALLOON PAYMENTS" - as of any date as of which the amount thereof shall be determined, with respect to HCRI on a consolidated basis, an amount equal to (x) its aggregate obligation to make payments of principal in respect of Indebtedness having a maturity during the immediately succeeding six
(6) month period, less (y) the sum of Cash and the total unused availability under this Agreement; provided, however, any Indebtedness with respect to which HCRI (or any of its Subsidiaries) has received a commitment for the renewal or other refinancing of such Indebtedness shall not be included in the computation of Balloon Payments and provided, further, if the calculation of the amount of Balloon Payments results in a negative number, then the amount thereof shall be deemed to be zero (0).

                  "BASE RATE" - the interest rate established from time to time by Key as its base rate at the Principal Office. Notwithstanding the foregoing, the Borrowers acknowledge that Key may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "BASE RATE LOANS" - Loans that bear interest at a rate based upon the Alternate Base Rate.

                  "BORROWING BASE" - with respect to the Borrowers on a combined basis, as of any date as of which the amount thereof shall be determined, an amount equal to (x) the sum of (i) 66-2/3% of Eligible Healthcare Assets plus
(ii) Cash on hand as of such date, MINUS, without duplication (y) the sum of:
(i) unsecured Indebtedness as of such date, (ii) current maturities of secured Indebtedness as of such date, and (iii) Funded Indebtedness as of such date which is supported by a "guarantee(s)" (as permitted by subsection 7.3(ii) hereof) but only if the Facility with respect to which such guarantee is issued has a Fixed Charge Coverage of less than 1.25 to 1.00.

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



                  "BORROWING BASE CERTIFICATE" - a certificate certified and executed by the chief executive officer or chief financial officer of HCRI substantially in the form annexed hereto as Exhibit C.

                  "BORROWING NOTICE" - as defined in Section 2.2 hereof.

                  "BUSINESS DAY" - any day other than Saturday, Sunday or any other day on which commercial banks in the States of Ohio or New York are authorized or required to close under the laws of such States.

                  "CAPITAL EXPENDITURES" - for any period, the aggregate amount of all payments made or to be made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Obligations and interest that are required to be capitalized in accordance with GAAP.

                  "CAPITALIZED LEASE" - any lease, the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

                  "CAPITALIZED LEASE OBLIGATIONS" - as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "CASH" - as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP consistently applied.

                  "CERCLA" - the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. ss.9601, et seq.

                  "CODE" - the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "COMMITMENT FEE" - as defined in subsection 2.7(b) hereof.




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



                  "COMMITMENT FEE PERCENTAGE" - as at the last day of any fiscal quarter, the applicable percentage set forth below opposite the ratio of Funded Indebtedness to Tangible Net Worth as at such date of determination, with respect to HCRI on a consolidated basis:

         RATIO OF FUNDED INDEBTEDNESS           APPLICABLE COMMITMENT
         TO TANGIBLE NET WORTH                     FEE PERCENTAGE
         ----------------------------           ---------------------
         Greater than 0.8:1.0                          .375%

         Less than or equal
         to 0.8:1.0 but greater
         than or equal to 0.4:1.0                      .25%

         Less than 0.4:1.0                             .20%

The determination of the applicable percentage pursuant to the table set forth above shall be made on a quarterly basis based on an examination of the financial statements delivered pursuant to and in compliance with Section 5.1 or
Section 5.2 hereof, which financial statements, whether annual or quarterly, shall indicate that there exists no Default or Event of Default hereunder. Each determination of the Commitment Fee Percentage shall be effective as of the first day of the calendar month following the date on which the financial statements on which such determination was based were received by the Agent.

In the event that financial statements for the full fiscal quarter ending on such date of determination either: (i) have not been delivered to the Agent in compliance with Section 5.1 or 5.2 hereof, or (ii) if delivered, do not comply in form or substance with Section 5.1 or 5.2 hereof (in the reasonable judgement of the Agent), then the Agent may determine, in its reasonable judgment, the ratio referred to above that would have been in effect as at such date, and, consequently, the Commitment Fee Percentage in effect for the period commencing on such date.

Notwithstanding the foregoing, in the event the Borrowers elect the pricing grid based on the Alternate Applicable Margin as set forth in subsection 2.6(a)(ii) hereof, commencing on the day the Alternate Applicable Margin becomes effective and continuing at all times thereafter so long as the Alternate Applicable Margin is in effect, the Commitment Fee Percentage shall be equal to .20%. In the event that HCRI either loses its investment grade Rating or any two Rating Agencies determine that its Rating falls below BBB- or its equivalent, then the Commitment Fee Percentage shall immediately be determined in accordance with the table set forth above for the duration of the Credit Period.

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



                  "COMPLIANCE CERTIFICATE" - a certificate in the form of Exhibit D annexed hereto, executed by the chief executive officer or chief financial officer of HCRI to the effect that: (a) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrowers as described in such certificate, including, without limitation, that the covenants set forth in Section 6.9 hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance satisfactory to the Agent, of such compliance, and (b) the representations and warranties contained in Article 3 hereof are true and with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a Material Adverse Effect.

                  "CONSTRUCTION INVESTMENTS" - financing extended by HCRI with respect to a Facility which is under construction i.e., has not received a certificate of occupancy and the Borrower(s) conditions for conversion to permanent financing for the Facility have not been satisfied.

                  "CONTROLLED GROUP" - all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with HCRI, are treated as a single employer under
Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

                  "CREDIT PERIOD" - the period commencing on the date of this Agreement and ending on the Revolving Credit Commitment Termination Date.

                  "D&P" - Duff & Phelps.

                  "DEBT INSTRUMENT" - as defined in subsection 8.4(a) hereof.

                  "DEFAULT" - an event which with notice or lapse of time, or both, would constitute an Event of Default.

                  "DISPOSITION" - the sale, lease, conveyance, transfer or other disposition of any Facility (whether in one or a series of transactions), including accounts and notes receivable (with or without recourse) and sale-leaseback transactions.

                  "DOLLARS" and "$" - lawful money of the United States of America.




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



                  "EBITDA" - for any period, with respect to HCRI on a consolidated basis, determined in accordance with GAAP, the sum of net income (or net loss) for such period plus, the sum of all amounts treated as expenses for: (a) interest, (b) depreciation, (c) amortization, and (d) all accrued taxes on or measured by income to the extent included in the determination of such net income (or net loss); provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains.

                  "EBITDAR" - for any period, with respect to any Facility, pre-tax net income PLUS Operator Interest Expense, Mortgage Expense (but excluding therefrom any amounts relating to principal), Lease Rental Expense, depreciation, amortization and management fees as reported by the Operator less an imputed management fee equal to five (5%) percent of the Facility's net revenues; provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains.

                  "ELIGIBLE ASSIGNEE" - a commercial bank or other financial institution having a combined capital and surplus of at least One Hundred Million ($100,000,000) Dollars.

                  "ELIGIBLE HEALTHCARE ASSETS" - as of any date as of which the amount thereof is to be determined, an amount equal to the sum of:

                           (i) the lesser of the Appraised Value or purchase
price of each Facility owned entirely by a Borrower and leased to an Operator; plus

                           (ii) the lesser of the Appraised Value of any
Facility encumbered by a Mortgage or the outstanding principal amount of the Mortgage which encumbers any such Facility;

provided, however, there shall be EXCLUDED from the calculation of Eligible Healthcare Assets:

                                    (a) any Facility which has a Fixed Charge
Coverage of less than 1.10 to 1.00;

                                    (b) any Investment which is delinquent for
thirty (30) days or more in payments to the Borrowers;

                                    (c) any Facility which is under construction
(i.e. has not received a certificate of occupancy); and

                                    (d) any Facility which is subject to any
Lien other than a Permitted Lien or a Mortgage referred to in clause (ii) above.

                  Notwithstanding clause (a) above:

                           (x) with respect to Pooled Facilities comprised of
three (3) or more properties, any individual Facility which has a Fixed Charge Coverage of less than 1.10 to 1.00 may be included in the computation of Eligible Healthcare Assets if (1) the combined Fixed Charge Coverage of the Pooled Facilities of which such Facility is a part is greater than or equal to
1.00 to 1.00, and (2) each individual Facility which is a part of such Pooled Facilities has a Fixed Charge Coverage of not less than .70 to 1.00;

                           (y) with respect to Pooled Facilities comprised of
two (2) properties, any individual Facility which has a Fixed Charge Coverage of less than 1.10 to 1.00 may be included in the computation of Eligible Healthcare Assets if (1) the combined Fixed Charge Coverage of the Pooled Facilities of which such Facility is a part is greater than or equal to 1.10 to 1.00, and (2) each individual Facility which is a part of such Pooled Facilities has a Fixed Charge Coverage of not less than .70 to 1.00; and

                           (z) any individual Facility which is part of an
Operator's Pooled Facilities (regardless of the number of Facilities comprising such Pooled Facilities) that is in a stage of development or "fill-up" may be included as part of such Operator's Pooled Facilities if (1) such Facility has received its certificate of occupancy, and (2) such Facility has a Fixed Charge Coverage of not less than .70 to 1.00 (and for purposes of this clause (z)(2) only, in computing such Fixed Charge Coverage, EBITDAR shall be determined based on the immediately preceding fiscal quarter, multiplied by four (4)); provided, however, to remain an Eligible Healthcare Asset included in such Operator's Pooled Facilities, within fifteen (15) months of receiving its certificate of occupancy, such Facility must have a Fixed Charge Coverage of greater than or equal to 1.00 to 1.00.

                  "EMPLOYEE BENEFIT PLAN" - any employee benefit plan within the meaning of Section 3(3) of ERISA which is subject to ERISA and (a) is maintained for employees of HCRI, or (b) with respect to which any Loan Party has any liability.

                  "ENVIRONMENTAL LAWS AND REGULATIONS" - all federal, state and local environmental laws, regulations, ordinances, orders, judgments and decrees applicable to the Borrowers or any other Loan Party, or any of their respective assets or properties.

                  "ENVIRONMENTAL LIABILITY" - any liability under any applicable Environmental Laws and Regulations for any disposal, release or threatened release of a hazardous substance pollutant or contaminant as those terms are defined under CERCLA, and any liability which would require a removal, remedial or response action, as those terms are defined under CERCLA, by any person or by any environmental regulatory body having jurisdiction over HCRI and its Subsidiaries and/or any liability arising under any Environmental Laws and Regulations for HCRI's or any Subsidiary's failure to comply with such laws and regulations, including without limitation, the failure to comply with or obtain any applicable environmental permit.

                  "ENVIRONMENTAL PROCEEDING" - any judgment, action, proceeding or investigation pending before any court or governmental authority, with respect to HCRI or any Subsidiary and arising under or relating to any Environmental Laws and Regulations.

                  "ERISA" - the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "ERISA AFFILIATE" - as applied to any Loan Party, any corporation, person or trade or business which is a member of a group which is under common control with any Loan Party, who together with any Loan Party, is treated as a single employer within the meaning of Section 414(b) - (o) of the Code and, if applicable, Section 4001(a)(14) and (b) of ERISA.

                  "EVENT OF DEFAULT" - as defined in Article 8 hereof.

                  "FACILITY" - a health care facility offering health care-related products and services, including but not limited to any acute care hospital, rehabilitation hospital, nursing facility, assisted living facility, retirement center, long-term care facility, or medical office building, and facilities and services directly related thereto.

                  "FEDERAL FUNDS RATE" - for any day, the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York for such day, or if such day is not a Business Day, for the next preceding Business Day (or, if such rate is not so published for any such day, the average rate charged to the Agent on such day on such transactions as reasonably determined by the Agent).

                  "FEE(S)" - as defined in subsection 2.7(d) hereof.

                  "FINANCIAL STATEMENTS" - with respect to HCRI, its audited Consolidated Balance Sheet as at December 31, 1995, together with the related audited Consolidated Income Statement and Statement of Changes in Cash Flow for the fiscal year then ended.

                  "FIXED CHARGE COVERAGE" - with respect to any Facility, the ratio of: (x) EBITDAR, to (y) the sum of Operator Interest Expense (but excluding therefrom Operator Interest Expense, the payment of which is subordinated to the payment of Indebtedness owing to a Borrower(s)), Lease Rental Expense, Mortgage Expense and principal paid with respect to Indebtedness of Operators (other than Indebtedness relating to a Mortgage) which is not subordinated to the Borrower(s); all of the foregoing calculated as at any date of determination thereof by reference to the immediately preceding four (4) fiscal quarters and based upon the financial statements provided to HCRI by each Operator for the immediately preceding four (4) fiscal quarters of each Operator.

                  "FLEET" - Fleet Bank, N.A., a national banking association, in its capacity as a Bank hereunder.

                  "FUNDED INDEBTEDNESS" - as of any date of determination thereof, all Indebtedness of any Person, determined in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of the obligor to a date more than one year from such date, including, in any event, the Revolving Credit Loans.

                  "GAAP" - generally accepted accounting principles in the United States in effect from time to time.

                  "HAZARDOUS MATERIALS" - any toxic chemical, hazardous substances, contaminants or pollutants, medical wastes, infectious wastes, or hazardous wastes.

                  "HCRI" - Health Care REIT, Inc., a Delaware corporation.

                  "HCRI'S FIXED COVERAGE RATIO" - as at the last day of any fiscal quarter, with respect to the immediately preceding four (4) fiscal quarters of the Borrowers ending on such date, the ratio of (x) EBITDA, to the sum of (y) Interest Expense, cash dividends and Balloon Payments.

                  "HEALTHCARE ASSETS" - as of any date as of which the amount thereof is to be determined, the aggregate amount equal to the sum of:

                           (i) the lesser of the Appraised Value or purchase
price of each Facility owned entirely by a Borrower and leased to an Operator; plus

                           (ii) the lesser of the Appraised Value of any
Facility encumbered by a Mortgage or the outstanding principal amount of the Mortgage which encumbers any such Facility.

                  "INDEBTEDNESS" - with respect to any Person, all: (a) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities that in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such Person; (b) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (c) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (d) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

                  "INTEREST COVERAGE" - as at the last day of any fiscal quarter, the quotient, expressed as a percentage (which may be in excess of 100%), determined by dividing EBITDA by Interest Expense; all of the foregoing calculated by reference to the immediately preceding four (4) fiscal quarters of the Borrowers ending on such date of determination.

                  "INTEREST EXPENSE" - for any period, on a combined basis, the sum of all interest paid or payable (excluding unamortized debt issuance costs) on all items of Indebtedness of the Borrowers outstanding at any time during such period.

                  "INTEREST PERIOD" - with respect to any LIBOR Loan, each period commencing on the date such Loan is made or converted from a Loan or Loans of another Type into a LIBOR Loan, or the last day of the next preceding Interest Period with respect to such Loan, and ending on the same day 1, 2, 3 or 6 months thereafter, as the Borrowers may select as provided in Section 2.2 hereof, except that each such Interest Period which commences on the last LIBOR Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last LIBOR Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (a) each Interest Period that would otherwise end on a day which is not a LIBOR Business Day shall end on the next succeeding LIBOR Business Day (or, if such next succeeding LIBOR Business Day falls in the next succeeding calendar month, on the next preceding LIBOR Business Day); (b) no more than seven (7) Interest Periods for LIBOR Loans shall be in effect at the same time; (c) any Interest Period that commences before the Revolving Credit Commitment Termination Date shall end no later than the Revolving Credit Commitment Termination Date; and (d) notwithstanding clause (c) above, no Interest Period shall have a duration of less than one month. In the event that the Borrowers fail to select the duration of any Interest Period for any LIBOR Loan within the time period and otherwise as provided in Section 2.2 hereof, such LIBOR Loans will be automatically converted into a Base Rate Loan on the last day of the preceding Interest Period for such LIBOR Loan.

                  "INTEREST RATE CONTRACTS" - interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance and other agreements or arrangements designed to provide protection against fluctuation in interest rates, in each case, in form and substance satisfactory to the Agent and, in each case, with counter-parties satisfactory to the Agent.

                  "INVESTMENT" - a Facility or a Mortgage, individually or collectively, as the case may be.

                  "KEY" - KeyBank National Association, a national banking association, in its capacity as a Bank hereunder.

                  "LATEST BALANCE SHEET" - as defined in subsection
3.9(a) hereof.

                  "LEASE RENTAL EXPENSE" - for any period and with respect to any Facility, the total amount payable during such period by the lessee of such Facility to any Borrower, including, without limitation, (a) base rent (as adjusted from time to time), plus (b) all incremental charges to which the Facility is subject under the lease relating thereto.

                  "LENDING OFFICE" - with respect to each Bank, with respect to each Type of Loan, the Lending Office as designated for such Type of Loan below its name on the signature pages hereof or such other office of such Bank or of an affiliate of such Bank as it may from time to time specify to the Agent and the Borrowers as the office at which its Loans of such Type are to be made and maintained.

                  "LEVERAGE RATIO" - as defined in subsection 6.9(a) hereof.

                  "LEVERAGE TEST PERIOD" - as defined in subsection
6.9(a) hereof.

                  "LIBOR BASE RATE" - with respect to any LIBOR Loan, for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one (1%) percent) quoted by the Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two
(2) LIBOR Business Days prior to the first day of such Interest Period as the rate at which the Reference Bank is offered Dollar deposits in the London interbank market where the LIBOR and foreign currency and exchange operations of the Reference Bank are customarily conducted, having terms of one (1), two (2), three (3) or six (6) months and in an amount comparable to the principal amount of the LIBOR Loan to be made by the Banks to which such Interest Period relates.

                  "LIBOR BUSINESS DAY" - a Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "LIBOR LOAN(S)" - any Loan the interest on which is determined on the basis of rates referred to in the definition of "LIBOR Base Rate" in this
Article 1.

                  "LIBOR RATE" - for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one (1%) percent) determined by the Agent to be equal to: (a) the LIBOR Base Rate for such Loan for such Interest Period; DIVIDED By (b) one (1) MINUS the Reserve Requirement for such Loan for such Interest Period. The Agent shall use its best efforts to advise the Borrowers of the LIBOR Rate as soon as practicable after each change in the LIBOR Rate; PROVIDED, HOWEVER, that the failure of the Agent to so advise the Borrowers on any one or more occasions shall not affect the rights of the Banks or the Agent or the obligations of the Borrowers hereunder.

                  "LIEN" - any mortgage, deed of trust, pledge, security interest, encumbrance, lien, claim or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "LOAN(S)" - as defined in Section 2.1 hereof. Loans of different Types made or converted from Loans of other Types on the same day (or of the same Type but having different Interest Periods) shall be deemed to be separate Loans for all purposes of this Agreement.

                  "LOAN DOCUMENTS" - this Agreement, the Notes, Interest Rate Contracts and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

                  "LOAN PARTY" - each Borrower and any other Person (other than the Banks and the Agent) which now or hereafter executes and delivers to any Bank or the Agent any Loan Document.

                  "LONG-TERM CARE FACILITIES" - health care facilities comprised of nursing facilities, assisted living facilities and retirement facilities or combinations thereof.

                  "MATERIAL ADVERSE EFFECT" - any fact or circumstance which (a) materially and adversely affects the business, operation, property or financial condition of the Borrowers taken as a whole, or (b) has a material adverse effect on the ability of the Borrowers to perform their respective obligations under this Agreement, the Notes or the other Loan Documents.

                  "MOODY'S" - Moody's Investors Service, Inc.

                  "MORTGAGE(S)" - mortgages of real property constituting a Facility for which any Borrower is the sole mortgagee.

                  "MORTGAGE EXPENSE" - for any period and with respect to any Facility, the total amount payable during such period by the mortgagor of such Facility to any Borrower, including, without limitation, (a) interest and principal (as adjusted from time to time) plus (b) all incremental charges to which the Facility is subject under the mortgage.

                  "MULTIEMPLOYER PLAN" - a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

                  "NET ISSUANCE PROCEEDS" - in respect of any issuance of Indebtedness or equity, the proceeds in Cash received by HCRI or any of its Subsidiaries upon or simultaneously with such issuance, net of direct costs of such issuance and any taxes paid or payable by the recipient of such proceeds.

                  "NET PROCEEDS" - in respect of any Disposition, the proceeds in Cash received by any of the Borrowers upon or simultaneously with such Disposition, net of (i) direct costs of such Disposition, (ii) any taxes paid or payable by the recipient of such proceeds, and (iii) amounts required to be applied to repay any Indebtedness secured by a lien on the asset which is the subject of the Disposition.

                  "NEW TYPE LOANS" - as defined in Section 2.21 hereof.

                  "NOTE(S)" - as defined in subsection 2.4(a) hereof.

                  "OBLIGATIONS" - collectively, all of the Indebtedness, of the Borrowers to the Banks and the Agent, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, those arising under the Loan Documents.

                  "OPERATOR" - (a) the lessee of any Facility owned or leased by a Borrower, and (b) the mortgagor of a Facility which is subject to a Mortgage to the extent that such entity controls the operation of the Facility.

                  "OPERATOR INTEREST EXPENSE" - for any period, the sum of all interest on, and all amortization of debt discount and expenses on, all Indebtedness of an Operator outstanding at any time during such period but excluding any amounts which constitute Mortgage Expense.

                  "ORIGINATION FEE" - as defined in subsection 2.7(a) hereof.

                  "PAYOR" - as defined in Section 2.15 hereof.

                  "PBGC" - Pension Benefit Guaranty Corporation.

                  "PERMITTED LIENS" - as to any Person: (a) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of such Person), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of Cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (b) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review; (c) Liens for taxes not yet subject to penalties for non-payment and Liens for taxes the payment of which is being contested as permitted by Section 6.6 hereof; (d) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties; and (e) Liens incidental to the conduct of the business of such Person or to the ownership of such

Person's property that were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in this clause (e) do not in the aggregate materially impair the value of the properties to which they relate or materially impair their use in the operation of the business taken as a whole of such Person, and as to all the foregoing only to the extent arising and continuing in the ordinary course of business.

                  "PERSON" - an individual, a corporation, a limited liability company, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "PLAN" - at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either: (a) maintained by HCRI or any member of the Controlled Group for employees of HCRI, or by HCRI for any other member of such Controlled Group, or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which HCRI or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  "POOLED FACILITIES" - Facilities which are commonly owned or operated by one Operator or an Affiliate thereof (as selected by the Borrowers), and the debt financings or leases of which are cross-defaulted and, with respect to Mortgages, are cross-collateralized.

                  "POST-DEFAULT RATE" - (a) in respect of any Loans, a rate per annum equal to: (i) if such Loans are Base Rate Loans, two (2%) percent above the Alternate Base Rate as in effect from time to time for Base Rate Loans, or
(ii) if such Loans are LIBOR Loans, two (2%) percent above the rate of interest in effect thereon at the time of the Event of Default that resulted in the Post-Default Rate being instituted until the end of the then current Interest Period therefor and, thereafter, two (2%) above the Alternate Base Rate as in effect from time to time; and (b) in respect of other amounts payable by the Borrowers hereunder (other than interest), equal to two (2%) above the Alternate Base Rate as in effect from time to time.

                  "PRINCIPAL OFFICE" - the principal office of Key presently located at 127 Public Square, Cleveland, Ohio 44114-1306.

                  "PROJECTIONS" - the projections relating to HCRI and its Subsidiaries for the three (3) year period 1997-1999, including balance sheets, statements of operations and cash flows (together with related assumptions) as furnished by HCRI to the Agent.

                  "PROPERTY" - any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

                  "QUARTERLY DATES" - the first day of each June, September, December and March, the first of which shall be the first such day after the date of this Agreement, PROVIDED THAT, if any such date is not a LIBOR Business Day, the relevant Quarterly Date shall be the next succeeding LIBOR Business Day (or, if the next succeeding LIBOR Business Day falls in the next succeeding calendar month, then on the next preceding LIBOR Business Day).

                  "RATINGS" - shall mean the ratings from time to time established by the Rating Agencies for senior, unsecured, noncredit enhanced long-term debt of HCRI.

                  "RATINGS AGENCIES" - Moody's, S&P and D&P.

                  "REFERENCE BANK" - a bank appearing on the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks); provided, that, if no such offered rate shall appear on such display, "Reference Bank" shall mean a bank in the London interbank market as selected by the Agent.

                  "REGULATION D" - Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  "REGULATORY CHANGE" - as to any Bank, any change after the date of this Agreement in United States federal, or state, or foreign, laws or regulations (including Regulation D and the laws or regulations that designate any assessment rate relating to certificates of deposit or otherwise (including the "Assessment Rate" if applicable to any Loan)) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including such Bank, of or under any United States federal, or state, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "REIT STATUS" - with respect to any Person, (a) the qualification of such Person as a real estate investment trust under Sections 856 through 860 of the Code, and (b) the applicability to such Person and its shareholders of the method of taxation provided for in Sections 857 et seq. of the Code.

                  "REQUIRED BANKS" - at any time, any combination of Banks having at least 75% of the Total Revolving Credit Commitment hereunder, or if the Total Revolving Credit Commitment has been terminated at such time, any combination of Banks having at least 75% of the aggregate principal amount of Loans then outstanding; provided, however, regardless of the foregoing percentage, other than with respect to Section 9.8 hereof, Required Banks shall not be deemed constituted unless both Key and Fleet are part of the Required Banks.

                  "REQUIRED PAYMENT" - as defined in Section 2.15 hereof.

                  "RESERVE REQUIREMENT" - for any LIBOR Loans for any quarterly period (or, as the case may be, shorter period) as to which interest is payable hereunder, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion ($1,000,000,000) Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against: (a) any category of liabilities which includes deposits by references to which the LIBOR Rate for LIBOR Loans is to be determined as provided in the definition of "LIBOR Base Rate" in this Article 1, or (b) any category of extensions of credit or other assets which include LIBOR Loans.

                  "REVOLVING CREDIT COMMITMENT" - as to each Bank, the obligation of such Bank to make Loans in the aggregate amount set forth opposite such Bank's name on the signature pages hereof under the caption "Revolving Credit Commitment" as such amount is subject to reduction in accordance with the terms hereof.

                  "REVOLVING CREDIT COMMITMENT TERMINATION DATE" -
March 28, 2000.

                  "S&P" - Standard and Poor's Corporation.

                  "SUBSIDIARY" - with respect to any Person, any corporation, partnership, joint venture or other entity, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, (b) in the case of a partnership or other entity, in which such Person is a general partner or of which a majority of the partnership or other equity interests are at the time owned by such Person and/or one or more of its Subsidiaries, or (c) in the case of a joint venture, in which such Person is a joint venturer and of which a majority of the ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of HCRI.

                  "TANGIBLE NET WORTH" - the sum of capital surplus, earned surplus and capital stock, minus deferred charges, intangibles and treasury stock, all as determined in accordance with GAAP consistently applied.

                  "TEST PERIOD" - as defined in subsection 2.6(d) hereof.

                  "TOTAL REVOLVING CREDIT COMMITMENT" - the aggregate obligation of the Banks to make Loans hereunder up to the aggregate amount of One Hundred Seventy-Five Million ($175,000,000) Dollars.

                  "TYPE" - refers to the characteristics of a Loan as a Base Rate Loan or a LIBOR Loan for a particular Interest Period. All Base Rate Loans are of the same Type. All LIBOR Loans with identical interest rates and Interest Periods are of the same Type. All other Loans are of different Types. Interest Periods are identical if they begin and end on the same days.

                  "UNUSED COMMITMENT" - as at any date, for each Bank, the difference, if any, between: (a) the amount of such Bank's Revolving Credit Commitment as in effect on such date, and (b) the then aggregate outstanding principal amount of all Loans made by such Bank.

                  SECTION 1.2 GAAP. Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

         ARTICLE 2.   REVOLVING CREDIT COMMITMENTS; LOANS.

                  SECTION 2.1               LOANS.

                           Each Bank hereby severally agrees, on the terms
and subject to the conditions of this Agreement, to make joint and several loans (individually a "LOAN" and, collectively, the "LOANS") to the Borrowers during the Credit Period to and including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Revolving Credit Commitment of such Bank as then in effect; PROVIDED, HOWEVER, that the aggregate principal amount of Loans at any one time outstanding shall not exceed the lesser of (i) the Borrowing Base, or (ii) the Total Revolving Credit Commitment, as each is then in effect. Subject to the terms of this Agreement, including the borrowing limitation referred to above, during the Credit Period the Borrowers may borrow, repay and reborrow Loans.

                  SECTION 2.2               NOTICES RELATING TO LOANS.

                           The Borrowers shall give the Agent written notice
of each termination or reduction of the Revolving Credit Commitments, each borrowing, conversion, repayment and prepayment of each Loan and of the duration of each Interest Period applicable to each LIBOR Loan (in each case, a "BORROWING NOTICE"). Each such written notice shall be irrevocable and shall be effective only if received by the Agent not later than 1:00 p.m.(Cleveland, Ohio time) on the date that is:

                           (a) In the case of each notice of termination or
reduction of the Revolving Credit Commitments, five (5) Business Days prior to the date of the related termination or reduction;

                           (b) In the case of each notice of borrowing and
repayment of, or conversion into, Base Rate Loans, one (1) Business Day prior to the date of the related borrowing or repayment or conversion; and

                           (c) In the case of each notice of borrowing or
repayment of, or conversion into, LIBOR Loans, or the duration of an Interest Period for LIBOR Loans, three (3) LIBOR Business Days prior to the date of the related borrowing, repayment or conversion or the first day of such Interest Period.

                           Each such notice of termination or reduction shall
specify the amount thereof. Each such notice of borrowing, conversion, repayment or prepayment shall specify the amount (subject to Section 2.1 hereof) and Type of Loans to be borrowed, converted, repaid or prepaid (and, in the case of a conversion, the Type of Loans to result from such conversion), the date of borrowing, conversion, repayment or prepayment (which shall be: (i) a Business Day in the case of each borrowing or repayment of Base Rate Loans, and (ii) a LIBOR Business Day in the case of each borrowing, prepayment, or repayment of LIBOR Loans and each conversion of or into a LIBOR Loan). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall notify the Banks of the content of each such Borrowing Notice promptly after its receipt thereof.

                  SECTION 2.3               DISBURSEMENT OF LOAN PROCEEDS.

                           The Borrowers shall give the Agent notice of each
borrowing hereunder as provided in Section 2.2 hereof and the Agent shall promptly notify the Banks thereof. Not later than 1:00 p.m.(Cleveland, Ohio time) on the date specified for each borrowing hereunder, each Bank shall transfer to the Agent, by wire transfer or otherwise, but in any event in immediately available funds, the amount of the Loan to be made by it on such date, and the Agent, upon its receipt thereof, upon compliance with the requirements of Section 4.1 and 4.2, as applicable, shall disburse such sum to the Borrowers by depositing the amount thereof in an account of the Borrowers, or any of them, designated by the Borrowers maintained with the Agent.

                  SECTION 2.4               NOTES.

                           (a) The Loans made by each Bank shall be evidenced
by a single joint and several promissory note of the Borrowers in substantially the form of Exhibit A hereto (each, a "NOTE" and collectively, the "NOTES"). Each Note shall be dated the date hereof, shall be payable to the order of such Bank in a principal amount equal to such Bank's Revolving Credit Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in Sections 2.1 and 2.5 hereof.

                           (b) Each Bank shall enter on a schedule with respect
to its Note a notation with respect to each Loan made hereunder of: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. The failure of any Bank to make a notation on any such schedule as aforesaid shall not limit or otherwise affect the joint and several obligation of the Borrowers to repay the Loans in accordance with their respective terms as set forth herein.

                  SECTION 2.5 PAYMENT OF LOANS; VOLUNTARY CHANGES IN COMMITMENT; MANDATORY REPAYMENTS.

                           (a) All outstanding Loans shall be paid in full not
later than the Revolving Credit Commitment Termination Date.

                           (b) The Borrowers shall be entitled to terminate or
reduce the Total Revolving Credit Commitment or repay the principal amount of the Loans provided that the Borrowers shall give notice of such termination, reduction or repayment to the Agent as provided in Section 2.2 hereof and that any repayment or partial reduction of the Total Revolving Credit Commitment shall be in the minimum aggregate amount of Three Million ($3,000,000) Dollars and multiples of One Million ($1,000,000) Dollars in excess thereof. Any such termination or reduction in the Total Revolving Credit Commitment shall be permanent and irrevocable.

                           (c) Repayment of a LIBOR Loan on a day other than the
last day of the relevant Interest Period relating thereto shall be subject to the provisions of Section 2.22 hereof; and all repayments of principal (whether mandatory or voluntary) shall be applied first to Base Rate Loans, then to the fewest number of Types of LIBOR Loans as possible.

                           (d) Notwithstanding any other provision of this
Agreement, the Loans shall be repaid as and when necessary to cause the aggregate principal amount of Loans outstanding not to exceed the Borrowing Base, as at any date of determination thereof.

                           (e) If any of the Borrowers shall at any time agree
to a Disposition, the Borrowers shall promptly notify the Agent of such Disposition and repay the Loans in an amount equal to the aggregate Net Proceeds of such Disposition immediately upon receipt thereof.

                           (f) If HCRI (or any of its Subsidiaries) shall make
any public or private issuance of Indebtedness or equity (other than in connection with any dividend reinvestment program(s)), HCRI shall promptly notify the Agent of such issuance and repay the Loans in an amount equal to the aggregate Net Issuance Proceeds of such issuance immediately upon receipt thereof.

                  SECTION 2.6               INTEREST.

                           (a) The Borrowers shall pay to the Agent for the
account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan until such Loan shall be paid in full, at the following rates per annum:

                                    (i) During such periods that such Loan is a
Base Rate Loan, the Alternate Base Rate;

                                    (ii) During such periods that such Loan is a
LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest Period plus the Applicable Margin.

Notwithstanding subsection 2.6(a)(ii) above, upon receipt of a Rating of at least BBB- or its equivalent from two Rating Agencies, the Borrowers may elect to change to the "Alternative Applicable Margin", i.e. the pricing grid based on such Rating as set forth in the definition of Alternate Applicable Margin in
Article 1 hereof with respect to LIBOR Loans. In order to elect the Alternate Applicable Margin, the Borrowers shall give prior written notice to the Agent of the receipt of the Ratings (together with written evidence thereof), which election may be made only one time during the Credit Period. The Alternate Applicable Margin shall become effective upon receipt of such notice by the Agent and shall continue in effect at all times thereafter so long as the Ratings are in effect. In the event that HCRI either loses its investment grade Rating or any two Rating Agencies determine that its Rating falls below BBB- or its equivalent, then the pricing grid with respect to LIBOR Loans shall immediately revert back to and be determined in accordance with the table set forth in the definition of "Applicable Margin" in Article 1 hereof for the duration of the Credit Period.

                           (b) Notwithstanding the foregoing, the Borrowers
shall pay interest on any Loan or any installment thereof, and on any other amount payable by the Borrowers hereunder (to the extent permitted by law) which are not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full at the applicable Post-Default Rate.

                           (c) Except as provided in the next sentence, accrued
interest on each Loan shall be payable: (i) in the case of each Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period for such Loan (and, if such Interest Period exceeds three months' duration, quarterly, commencing on the first quarterly anniversary of the first day of such Interest Period), and (iii) in the case of any Loan, upon the payment or repayment thereof or the conversion thereof into a Loan of another Type (but only on the principal so paid, repaid or converted); provided, however, this clause (iii) shall not apply in the case of a conversion of a Base Rate Loan into a LIBOR Loan. Interest that is payable at the Post-Default Rate shall be payable from time to time on demand of the Agent. Promptly after the establishment of any interest rate provided for herein or any change therein, the Agent will notify the Banks and the Borrowers thereof, PROVIDED THAT the failure of the Agent to so notify the Banks and the Borrowers shall not affect the obligations of the Borrowers hereunder or under any of the Notes in any respect.

                           (d) In addition to the interest accruing under
subsection (a) above, in the event the daily average amount of outstanding Loans exceeds 50% of the Total Revolving Credit Commitment for any period in excess of nine (9) consecutive months (each, a "TEST PERIOD"), the Borrowers shall pay additional interest on the daily average amount of the Loans outstanding during such Test Period at a rate per annum equal to one-eighth of one (.125%) percent. Such additional interest shall be payable to the Agent for the account of each Bank on the first Quarterly Date immediately succeeding the last day of each Test Period and if any such Quarterly Date would otherwise end after the Revolving Credit Commitment Termination Date, on the Revolving Credit Commitment Termination Date.

                           (e) Anything in this Agreement or any of the Notes to
the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to any Bank to the extent that such Bank's receipt thereof would not be permissible under the law or laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Any such payments of interest that are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to such Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Such deferred interest shall not bear interest.

                  SECTION 2.7               FEES.

                           (a) Simultaneously with the execution and delivery of
this Agreement, the Borrowers shall pay to the Agent, for the benefit of the Banks according to their respective Revolving Credit Commitments, a non-refundable origination fee (the "ORIGINATION FEE"), as set forth in a separate written agreement among the Borrowers and Fleet.

                           (b) The Borrowers shall pay to the Agent for the
account of the Banks, PRO RATA according to their respective Commitments, a commitment fee (the "COMMITMENT FEE") on the daily average amount of such Bank's Unused Commitment, for the period from the date hereof to and including the earlier of (i) the date such Bank's Revolving Credit Commitment is terminated, and (ii) the Revolving Credit Commitment Termination Date, at the rate per annum equal to the Commitment Fee Percentage from time to time in effect on the amount of the Total Revolving Credit Commitment. The accrued Commitment Fee shall be payable on the Quarterly Dates, and on the earlier of (i) the date the Total Revolving Credit Commitment is terminated, or (ii) the Revolving Credit Commitment Termination Date, and in the event the Borrowers reduce the Total Revolving Credit Commitment as provided in subsection 2.5(b) hereof, on the effective date of such reduction.

                           (c) The Borrowers shall (i) pay to Key, for its own
account, an annual agency fee (the "AGENCY FEE"), and (ii) pay to Fleet, for its own account, an arrangement fee (the "ARRANGEMENT FEE"), as set forth in a separate written agreement among the Borrowers and Fleet.

                           (d) The Origination Fee, the Commitment Fee, the
Agency Fee and the Arrangement Fee are hereinafter sometimes referred to individually as a "FEE" and collectively as the "FEES".

                  SECTION 2.8               USE OF PROCEEDS OF LOANS.

                           The proceeds of the Loans hereunder may be used by
the Borrowers solely as follows: (a) up to $87,288,125.00 for the repayment in full of the outstanding principal amount of, and all accrued interest on, certain indebtedness of HCRI existing pursuant to the Amended and Restated Credit Agreement dated as of September 8, 1994 among HCRI, the bank's signatory thereto and National City Bank, as Agent, (b) to acquire Facilities, (c) to extend or acquire loans secured by Mortgages, (d) to finance Construction Investments, (e) for investments that are not prohibited under Section 7.8 hereof, and (f) for general working capital purposes.

                  SECTION 2.9               COMPUTATIONS.

                           Interest on all Loans and each Fee shall be
computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

                  SECTION 2.10 MINIMUM AMOUNTS OF BORROWINGS, CONVERSIONS AND REPAYMENTS.

                           Except for borrowings, conversions and repayments
that exhaust the full remaining amount of the Revolving Credit Commitments (in the case of borrowings) or result in the conversion or repayment of all Loans of a particular Type (in the case of conversions or repayments) or conversions made pursuant to Section 2.17, subsection 2.18(b) or Section 2.20 hereof, each borrowing from each Bank, each conversion of Loans of one Type into Loans of another Type and each repayment of principal of Loans hereunder shall be in a minimum amount of One Million ($1,000,000) Dollars, in the case of Base Rate Loans, and Three Million ($3,000,000) Dollars, in the case of LIBOR Loans, and in either case if in excess thereof, in integral multiples of One Hundred Thousand ($100,000) Dollars (borrowings, conversions and repayments of different Types of Loans at the same time hereunder to be deemed separate borrowings, conversions and repayments for purposes of the foregoing, one for each Type). The Agent and the Borrowers may make immaterial mutually convenient adjustments to the thresholds and multiples set forth above in respect of LIBOR Loans.

                  SECTION 2.11              TIME AND METHOD OF PAYMENTS.
                                            ---------------------------

                           All payments of principal, interest, Fees and other
amounts (including indemnities) payable by the Borrowers hereunder shall be made in Dollars, in immediately available funds, to the Agent at the Principal Office not later than 11:00 a.m., Cleveland, Ohio time, on the date on which such payment shall become due (and the Agent or any Bank for whose account any such payment is to be made may, but shall not be obligated to, debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrowers, or any of them, with the Agent or such Bank, as the case may
be). Additional provisions relating to payments are set forth in Section 10.3 hereof. Each payment received by the Agent hereunder for the account of a Bank shall be paid promptly to such Bank, in like funds, for the account of such Bank's Lending Office for the Loan in respect of which such payment is made.

                  SECTION 2.12              LENDING OFFICES.

                           The Loans of each Type made by each Bank shall be
made and maintained at such Bank's applicable Lending Office for Loans of such Type.

                  SECTION 2.13              SEVERAL OBLIGATIONS.

                           The failure of any Bank to make any Loan to be made
by it on the date specified therefor shall not relieve the other Banks of their respective obligations to make their Loans on such date, but no Bank shall be responsible for the failure of the other Banks to make Loans to be made by such other Banks.

                  SECTION 2.14              PRO RATA TREATMENT AMONG BANKS.

                           Except as otherwise provided herein: (a) each
borrowing from the Banks under Section 2.1 hereof will be made from the Banks and each payment of each Fee (other than the Agency Fee, the Arrangement Fee and the Origination Fee) shall be made for the account of the Banks PRO RATA according to the amount of their respective Unused Commitments; (b) each partial reduction of the Total Revolving Credit Commitment shall be applied to the Revolving Credit Commitments of the Banks PRO RATA according to each Bank's respective Revolving Credit Commitment; (c) each payment and repayment of principal of or interest on Loans will be made to the Agent for the account of the Banks PRO RATA in accordance with the respective unpaid principal amounts of the Loans held by such Banks; and (d) each conversion of Loans of a particular Type under Section 2.17 hereof (other than conversions provided for by Section
2.20 or 2.21 hereof) shall be made PRO RATA among the Banks holding Loans of such Type according to the respective principal amounts of such Loans held by such Banks.

                  SECTION 2.15              NON-RECEIPT OF FUNDS BY THE AGENT.

                           Unless the Agent shall have been notified by a Bank
or the Borrowers (the "PAYOR") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Borrowers are to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, repay to the Agent the amount made available to it together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal (i) when the recipient is a Bank, the Federal Funds Rate for such day, or (ii) the rate of interest applicable to such Loan (when the recipient is the Borrowers).

                  SECTION 2.16              SHARING OF PAYMENTS
                                            AND SET-OFF AMONG BANKS.

                           The Borrowers hereby agree that, in addition to (and
without limitation of) any right of setoff, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it at any of its offices against any principal of or interest on any of its Loans hereunder or any Fee payable to it, that is not paid when due (regardless of whether such balances are then due to the Borrowers), in which case it shall promptly notify the Borrowers and the Agent thereof, provided that its failure to give such notice shall not affect the validity thereof. If a Bank shall effect payment of any principal of or interest or Fee on Loans held by it under this Agreement through the exercise of any right of set-off, banker's lien, counterclaim or similar right, it shall promptly purchase from the other Banks participations in the Loans held by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such payment pro rata in accordance with the unpaid amount of principal and interest or Fee on the Loans held by each of them. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrowers agree that any Bank so purchasing a participation in the Loans held by the other Banks may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrowers.

                  SECTION 2.17              CONVERSION OF LOANS.

                           The Borrowers shall have the right to convert Loans
of one Type into Loans of another Type from time to time, PROVIDED THAT: (i) the Borrowers shall give the Agent notice of each such conversion as provided in
Section 2.2 hereof; (ii) LIBOR Loans may be converted only on the last day of an Interest Period for such Loans; and (iii) no Base Rate Loan may be converted into a LIBOR Loan or LIBOR Loan continued as or converted into another LIBOR Loan if on the proposed date of conversion a Default or an Event of Default exists. The Agent shall use its best efforts to notify the Borrowers of the effectiveness of such conversion, and the new interest rate to which the converted Loans are subject, as soon as practicable after the conversion; provided, however, that any failure to give such notice shall not affect the Borrowers' obligations, or the Agent's or the Banks' rights and remedies, hereunder in any way whatsoever.

                  SECTION 2.18              ADDITIONAL COSTS; CAPITAL
                                            REQUIREMENTS.

                           (a) In the event that any existing or future law or
regulation, guideline or interpretation thereof, by any court or administrative or governmental authority (foreign or domestic) charged with the administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments made by any Bank hereunder, and the result of any event referred to above is to impose upon any Bank or increase any capital requirement applicable as a result of the making or maintenance of such Bank's Revolving Credit Commitment or the obligation of the Borrowers hereunder with respect to such Revolving Credit Commitment (which imposition of capital requirements may be determined by each Bank's reasonable allocation of the aggregate of such capital increases or impositions), then, within ten (10) Business Days' of demand made by such Bank as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrowers shall pay to such Bank from time to time as specified by such Bank additional amounts which shall be sufficient to compensate such Bank for such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the Post-Default Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Bank as a result of an imposition of or increase in capital requirements submitted by such Bank to the Borrowers shall be conclusive, absent manifest error, as to the amount thereof. All references to any "Bank" shall be deemed to include any participant in such Bank's Revolving Credit Commitment.

                           (b) In the event that any Regulatory Change shall:
(i) change the basis of taxation of any amounts payable to any Bank under this Agreement or the Notes in respect of any Loans including, without limitation, LIBOR Loans (other than taxes imposed on the overall net income of such Bank for any such Loans by the United States of America or the jurisdiction in which such Bank has its principal office); or (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "LIBOR Base Rate" in Article 1 hereof); or (iii) impose any other conditions affecting this Agreement in respect of Loans, including, without limitation, LIBOR Loans (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase such Bank's costs of making or maintaining any Loans including, without limitation, LIBOR Loans, or its Revolving Credit Commitment, or to reduce any amount receivable by such Bank hereunder in respect of its Commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "ADDITIONAL COSTS") in each case, only to the extent, with respect to LIBOR Loans, that such Additional Costs are not included in the LIBOR Base Rate applicable to LIBOR Loans, then, within ten (10) Business Days' of demand made by such Bank as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand (a copy of which demand shall be delivered to the Agent), the Borrowers shall pay to such Bank from time to time as specified by such Bank, additional amounts which shall be sufficient to compensate such Bank for such increased cost or reduction in amounts receivable by such Bank from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Post-Default Rate. All references to any "Bank" shall be deemed to include any participant in such Bank's Revolving Credit Commitment.

                           (c) Without limiting the effect of the foregoing
provisions of this Section 2.18, in the event that, by reason of any Regulatory Change, any Bank either: (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this

Agreement or a category of extensions of credit or other assets of such Bank which includes LIBOR Loans, or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to the Borrowers (with a copy to the Agent), the obligation of such Bank to make, and to convert Loans of any other Type into, Loans of such Type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Loans of such Type then outstanding shall be converted into Base Rate Loans or into LIBOR Loans of another duration as the case may be, in accordance with Sections 2.17 and 2.21).

                           (d) Determinations by any Bank for purposes of this
Section 2.18 of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be set forth in writing in reasonable detail describing the Additional Costs together with a calculation demonstrating the allocation to the Borrowers of such Additional Costs which shall be conclusive, absent manifest error.

                  SECTION 2.19              LIMITATION ON TYPES OF LOANS.

                           Anything herein to the contrary notwithstanding, if,
on or prior to the determination of an interest rate for any LIBOR Loans for any Interest Period therefor, the Required Banks determine (which determination shall be conclusive):

                           (a) by reason of any event affecting the money
markets in the United States of America or the London interbank market, quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement; or

                           (b) the rates of interest referred to in the
definition of "LIBOR Base Rate" in Article 1 hereof upon the basis of which the rate of interest on any LIBOR Loans for such period is determined, do not accurately reflect the cost to the Banks of making or maintaining such Loans for such period;

then the Agent shall give the Borrowers and each Bank prompt notice thereof (and shall thereafter give the Borrowers and each Bank prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Banks shall be under no obligation to make Loans of such Type or to convert Loans of any other Type into Loans of such Type and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type either repay such Loans in accordance with Section
2.5 hereof or convert such Loan into Loans of another Type in accordance with
Section 2.17 hereof.

                  SECTION 2.20              ILLEGALITY.

                           Notwithstanding any other provision in this
Agreement, in the event that it becomes unlawful for any Bank or its applicable Lending Office to: (a) honor its obligation to make LIBOR Loans hereunder, or
(b) maintain LIBOR Loans hereunder, then such Bank shall promptly notify the Borrowers thereof (with a copy to the Agent), describing such illegality in reasonable detail (and shall thereafter promptly notify the Borrowers and the Agent of the cessation, if any, of such illegality), and such Bank's obligation to make LIBOR Loans and to convert Base Rate Loans into LIBOR Loans hereunder shall, upon written notice given by such Bank to the Borrowers, be suspended until such time as such Bank may again make and maintain LIBOR Loans and such Bank's outstanding LIBOR Loans shall be converted into Base Rate Loans, in accordance with Sections 2.17 and 2.21 hereof.

                  SECTION 2.21 CERTAIN CONVERSIONS PURSUANT TO SECTIONS 2.18 AND 2.20.

                           If the Loans of any Bank of a particular Type (Loans
of such Type are hereinafter referred to as "AFFECTED LOANS" and such Type is hereinafter referred to as the "AFFECTED TYPE") are to be converted pursuant to
Section 2.18 or 2.20 hereof, such Bank's Affected Loans shall be converted into Base Rate Loans, or LIBOR Loans of another Type, as the case may be (the "NEW TYPE LOANS"), on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by subsection 2.18(b) or Section 2.20 hereof, on such earlier date as such Bank may specify to the Borrowers with a copy to the Agent) and, until such Bank gives notice as provided below that the circumstances specified in Section 2.18 or 2.20 hereof which gave rise to such conversion no longer exist:

                           (a) to the extent that such Bank's Affected Loans
have been so converted, all repayments of principal which would otherwise be applied to such Affected Loans shall be applied instead to its New Type Loans;

                           (b) all Loans which would otherwise be made by such
Bank as Loans of the Affected Type shall be made instead as New Type Loans and all Loans of such Bank which would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) New Type Loans.

                  SECTION 2.22              INDEMNIFICATION.

                           The Borrowers shall pay to the Agent for the account
of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall compensate such Bank for any loss (including loss of profit), cost or expense incurred by such Bank (as reasonably determined by such Bank) as a result of:

                           (a) any payment or repayment or conversion of a LIBOR
Loan held by such Bank on a date other than the last day of an Interest Period for such LIBOR Loan except pursuant to Sections 2.18 or 2.20 hereof; or

                           (b) any failure by the Borrowers to borrow a LIBOR
Loan held by such Bank on the date for such borrowing specified in the relevant Borrowing Notice under Section 2.2 hereof,

such compensation to include, without limitation, an amount equal to: (i) any loss or expense suffered by such Bank during the period from the date of receipt of such early payment or repayment or the date of such conversion to the last day of such Interest Period if the rate of interest obtainable by such Bank upon the redeployment of an amount of funds equal to such Bank's PRO RATA share of such payment, repayment or conversion or failure to borrow or convert is less than the rate of interest applicable to such LIBOR Loan for such Interest Period, or (ii) any loss or expense suffered by such Bank in liquidating LIBOR deposits prior to maturity which correspond to such Bank's PRO RATA share of such payment, repayment, conversion, failure to borrow or failure to convert. The determination by each such Bank of the amount of any such loss or expense, when set forth in a written notice to the Borrowers, containing such Bank's calculation thereof in reasonable detail, shall be presumed correct, in the absence of manifest error.

         ARTICLE 3.   REPRESENTATIONS AND WARRANTIES.

                  Each of the Borrowers hereby represents and warrants to the Banks and the Agent that:

                  SECTION 3.1               ORGANIZATION.

                           (a) Each Borrower is duly organized and validly
existing under the laws of its state of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Schedule 3.1 hereto accurately and completely lists, as to each Borrower: (i) the state of incorporation or organization of each such entity, (ii) as to each of them that is a corporation, the classes and number of authorized and outstanding shares of capital stock of each such corporation, and (iii) the business in which each of such entities is engaged. All of the foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3.1, none of the Borrowers has any Subsidiary.

                           (b) Each Borrower is in good standing in its state of
organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Schedule 3.1 hereto in which the character of the properties owned or proposed to be owned by each Borrower or in which the transaction of the business of each Borrower as now conducted or as proposed to be conducted requires or will require such Borrower to qualify to do business and as to which failure so to qualify could have a Material Adverse Effect on such Borrower.

                  SECTION 3.2               POWER, AUTHORITY, CONSENTS.

                           Each Borrower has the power to execute, deliver and
perform the Loan Documents to be executed by it. Each Borrower has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. Each Borrower has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of any Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by each Borrower, or the validity or enforcement of the Loan Documents, except as set forth on Schedule 3.2 hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Schedule 3.2 as waived by the Required Banks.

                  SECTION 3.3               NO VIOLATION OF LAW OR AGREEMENTS.

                           The execution and delivery by each Borrower of each
Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of each Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which any Borrower is a party, or by which any Borrower is bound or any of their respective properties or assets is affected, except for such defaults and breaches which in the aggregate could not have a Material Adverse Effect on the Borrowers, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of each Borrower.

                  SECTION 3.4               DUE EXECUTION, VALIDITY,
                                            ENFORCEABILITY.

                           This Agreement and each other Loan Document to which
each Borrower is a party has been duly executed and delivered by each Borrower that is a party thereto and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

                  SECTION 3.5               TITLE TO PROPERTIES.

                           Each of the Borrowers has good and marketable title
in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary course of its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.6               JUDGMENTS, ACTIONS, PROCEEDINGS.

                           Except as set forth on Schedule 3.6 hereto, there are
no outstanding judgments, investigations, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of each

Borrower's knowledge, threatened against or affecting such Borrower or any of its assets involving, in the case of any court proceeding, a claim in excess of Two Hundred Fifty Thousand ($250,000) Dollars, nor, to the best of each Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor are there any such actions or proceedings in which any Borrower is a plaintiff or complainant.

                  SECTION 3.7               NO DEFAULTS, COMPLIANCE WITH LAWS.

                           Except as set forth on Schedule 3.7 hereto, none of
the Borrowers is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a Material Adverse Effect on such Borrower. Each Borrower has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable provisions of the Americans with Disabilities Act (42 U.S.C. ss.12101-12213) and the regulations issued thereunder and all applicable Environmental Laws and Regulations, non-compliance with which could have a Material Adverse Effect on such Borrower.

                  SECTION 3.8               BURDENSOME DOCUMENTS.

                           Except as set forth on Schedule 3.8 hereto, none of
the Borrowers is a party to or bound by, nor are any of the properties or assets owned by any of the Borrowers used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Liability, that materially and adversely affects their respective businesses, assets or conditions, financial or otherwise.

                  SECTION 3.9               FINANCIAL STATEMENTS; PROJECTIONS.

                           (a) Each of the Financial Statements is complete and
presents fairly the consolidated financial position of HCRI and its Subsidiaries as at its date, and has been prepared in accordance with GAAP. None of the Borrowers to which any of the Financial Statements relates, has any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), that is not reflected in the Financial Statements. There has been no material adverse change in the financial position or operations of any of the Borrowers since the date of the latest balance sheet included in the Financial Statements (the "LATEST BALANCE SHEET"). Each Borrower's fiscal year is the twelve-month period ending on December 31 in each year.

                           (b) The Projections have been prepared on the basis
of the assumptions accompanying them and reflect as of the date thereof HCRI's good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions.

                  SECTION 3.10              TAX RETURNS.

                           Each Borrower has filed all federal, state and local
tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof. Except to the extent that reserves therefor are reflected in the Financial
Statements: (i) there are no material federal, state or local tax liabilities of any of the Borrowers, due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet relating to such entity, whether incurred in respect of or measured by the income of such entity, that are not properly reflected in the Latest Balance Sheet relating to such entity, and (ii) there are no material claims pending or, to the knowledge of each of the Borrowers, proposed or threatened against such Borrower for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements.

                  SECTION 3.11              INTANGIBLE ASSETS.

                           Each Borrower possesses all patents, trademarks,
service marks, trade names, and copyrights, and rights with respect to the foregoing, necessary to conduct its business as now conducted and as proposed to be conducted, without any conflict with the patents, trademarks, service marks, trade names, and copyrights and rights with respect to the foregoing, of any other Person.

                  SECTION 3.12              REGULATION U.

                           No part of the proceeds received by any of the
Borrowers from the Loans will be used directly or indirectly for: (a) any purpose other than as set forth in Section 2.8 hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any "margin stock", as such term is defined in ss.221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

                  SECTION 3.13              NAME CHANGES, MERGERS, ACQUISITIONS.

                           Except as set forth on Schedule 3.13 hereto, none of
the Borrowers has within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

                  SECTION 3.14              FULL DISCLOSURE.

                           Neither the Financial Statements nor any certificate,
opinion, or any other statement made or furnished in writing to the Agent or any Bank by or on behalf of the Borrowers in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to any Borrower that has, or would in the now foreseeable future have, a Material Adverse Effect on such Borrower, which fact has not been set forth herein, in the Financial Statements or any certificate, opinion or other written statement so made or furnished to the Agent or the Banks.

                  SECTION 3.15              LICENSES AND APPROVALS.

                           (a) Each Borrower has all necessary licenses, permits
and governmental authorizations, including, without limitation, licenses, permits and authorizations arising under or relating to Environmental Laws and Regulations, to own and operate its properties and to carry on its business as now conducted, the absence of which would have a Material Adverse Effect on the Borrowers.

                           (b) To the best of HCRI's knowledge, no violation
exists of any applicable law pertaining to the ownership or operation of any Facility or any Operator that would have a reasonable likelihood of leading to revocation of any license necessary for the operation of such Facility.

                  SECTION 3.16  ERISA.

                           (a) Except as set forth on Schedule 3.16 hereto, no
Employee Benefit Plan is maintained or has ever been maintained by any Loan Party or any ERISA Affiliate, nor has any Loan Party or any ERISA Affiliate ever contributed to a Multiemployer Plan.

                           (b) There are no agreements which will provide
payments to any officer, employee, shareholder or highly compensated individual which will be "parachute payments" under 280G of the Code that are nondeductible to any Loan Party and which will be subject to tax under Section 4999 of the Code for which any Loan Party will have a material withholding liability.

                  SECTION 3.17              REIT STATUS.

                           HCRI currently has REIT Status and has maintained
REIT Status on a continuous basis since its formation. None of the Subsidiaries of HCRI currently has REIT Status.

         ARTICLE 4.   CONDITIONS TO THE LOANS.

                  SECTION 4.1               CONDITIONS TO INITIAL LOAN(S).

                           The obligation of each Bank to execute and deliver
this Agreement shall be subject to the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                           (a) Each Borrower shall have executed and delivered
to each Bank its Note.

                           (b) (i) The Borrowers shall have paid to the Agent,
for the benefit of the Banks, the Origination Fee.

                               (ii)  The Borrowers shall have paid to Key and
Fleet, as the case may be, the Agency Fee and the Arrangement Fee.

                           (c) Counsel to the Borrowers shall have delivered its
opinion to, and in form and substance satisfactory to, the Agent.

                           (d) The Agent shall have received complete copies of
the Financial Statements and the Projections, each certified as such in a certificate executed by an executive officer of HCRI.

                           (e) The Agent shall have received copies of the
following:

                               (i) All of the consents, approvals and
waivers referred to on Schedule 3.2 hereto (except only those which, as stated on Schedule 3.2, shall not be delivered);

                               (ii)  The certificates of incorporation of
each of the Borrowers, certified by the Secretary of State of their respective states of incorporation;

                              (iii)  The by-laws of each of the Borrowers,
certified by their respective secretaries;

                               (iv)  All corporate action taken by each of
the Borrowers to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and the transactions contemplated thereby, certified by their respective secretaries;

                                (v)  Good standing certificates as of a recent
date, with respect to each of the Borrowers from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business; and

                               (vi)  An incumbency certificate (with specimen
signatures) with respect to each of the Borrowers.

                           (f) The Borrowers shall have delivered to the Agent a
Borrowing Base Certificate.

                           (g) The Agent shall have received evidence
satisfactory to it that all liens covering the collateral securing HCRI's $52,000,000 Senior Notes and $30,000,000 Senior Notes held by Fifth Third Bank of Northwestern Ohio, N.A., as Collateral Agent shall have been released or terminated.

                           (h) (i) Each of the Borrowers shall have complied and
shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

                               (ii) After giving effect to the initial Loan,
there shall exist no Default or Event of Default hereunder; and

                               (iii) The representations and warranties
contained in Article 3 hereof shall be true and correct on the date hereof;

and the borrowing by the Borrowers of the initial Loan hereunder shall constitute a representation and warranty by the Borrowers as of the date hereof that the conditions set forth in this subsection 4.1(h) have been satisfied.

                           (i) All legal matters incident to the initial Loans
shall be satisfactory to counsel to the Agent.

                  SECTION 4.2               CONDITIONS TO SUBSEQUENT LOANS.

                           The obligation of the Banks to make each Loan
subsequent to the date hereof shall be subject to the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                           (a) The Agent shall have received a Borrowing Notice
in accordance with Section 2.2 hereof, together with a Borrowing Base
Certificate.

                           (b) Each of the Borrowers shall have complied and
shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

                               (i) After giving effect to the requested Loan,
there shall exist no Default or Event of Default hereunder; and

                              (ii) The representations and warranties contained
in Article 3 hereof shall be true and correct on and as of such date as if made on and as of such date (provided Section 3.6 shall relate only to claims in excess of $1,500,000 as of the date of such requested Loan);

and the borrowing by the Borrowers of the requested Loan hereunder shall constitute a representation and warranty by the Borrowers as of the date of such Loan that the conditions set forth in this subsection 4.2(b) have been satisfied.

                              (c) All legal matters incident to such Loan shall
be satisfactory to counsel for the Agent.

         ARTICLE 5. DELIVERY OF FINANCIAL REPORTS, DOCUMENTS AND OTHER INFORMATION.

                  While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as any of the Borrowers are indebted to the Banks or the Agent and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, HCRI shall deliver to each Bank:

                  SECTION 5.1               ANNUAL FINANCIAL STATEMENTS.

                           Annually, as soon as available, but in any event
within ninety (90) days after the last day of each of its fiscal years, a consolidated balance sheet of HCRI and its Subsidiaries as at such last day of the fiscal year, and consolidated statements of income and retained earnings and statements of cash flow, for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, and certified without qualification by a nationally recognized independent public accounting firm or by any other certified public accounting firm satisfactory to the Agent as fairly presenting the financial position and results of operations of HCRI and its Subsidiaries as at and for the year ending on its date and as having been prepared in accordance with GAAP; PROVIDED, HOWEVER, HCRI may satisfy its obligations to deliver the financial statements described in this Section 5.1 by furnishing to the Banks a copy of its annual report on Form 10-K in respect of such fiscal year together with the financial statements required to be attached thereto, provided HCRI is required to file such annual report on Form 10-K with the Securities and Exchange Commission and such filing is actually made.

                  SECTION 5.2               QUARTERLY FINANCIAL STATEMENTS.

                           As soon as available, but in any event within
forty-five (45) days after the end of each of HCRI's fiscal quarters, a consolidated balance sheet of HCRI and the Subsidiaries as of the last day of such quarter and consolidated statements of income and retained earnings and statements of cash flow, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the chief financial officer of HCRI as accurately presenting the financial position and the results of operations of HCRI and its Subsidiaries as at its date and for such quarter and as having been prepared in accordance with GAAP (subject to year-end audit adjustments); PROVIDED, HOWEVER, HCRI may satisfy its obligations to deliver the financial statements described in this Section 5.2 by furnishing to the Banks a copy of its quarterly report on Form 10-Q in respect of such fiscal quarter together with the financial statements required to be attached thereto, provided HCRI is required to file such quarterly report on Form 10-Q with the Securities and Exchange Commission and such filing is actually made.

                  SECTION 5.3               COMPLIANCE INFORMATION.

                           Promptly after a written request therefor, such
other financial data or information evidencing compliance with the requirements of this Agreement, the Notes and the other Loan Documents, as any Bank may reasonably request from time to time.

                  SECTION 5.4               NO DEFAULT CERTIFICATE.

                           At the same time as it delivers the financial
statements required under the provisions of Sections 5.1 and 5.2 hereof, a certificate of the chief executive officer or chief financial officer of HCRI to the effect that no Event of Default hereunder and that no default under any other agreement to which any Borrower is a party or by which it is bound, or by which, to the best knowledge of HCRI or any other Borrower, any of its properties or assets, taken as a whole, may be materially affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default or default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement. Such certificate shall be accompanied by a detailed calculation indicating compliance with the covenants contained in Section 6.9 hereof in the form annexed hereto as Exhibit D.

                  SECTION 5.5               CERTIFICATE OF ACCOUNTANTS.

                           At the same time as it delivers the financial
statements required under the provisions of Section 5.1 hereof, a certificate of the independent certified public accountants of HCRI addressed specifically to both HCRI and the Agent to the effect that during the course of their audit of the operations of HCRI and its Subsidiaries and its condition as of the end of the fiscal year, nothing has come to their attention which would indicate that a Default or an Event of Default hereunder has occurred or that there was any violation of the covenants of HCRI and its Subsidiaries contained in Section 6.9 or Article 7 of this Agreement, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

                  SECTION 5.6               BORROWING BASE CERTIFICATES.

                           As soon as available but in any event not less
than forty-five (45) days after the end of each fiscal quarter of HCRI, a Borrowing Base Certificate prepared as of the close of business on the last day of such fiscal quarter.

                  SECTION 5.7               BUSINESS PLAN AND PROJECTIONS.

                           Not later than January 31st in each year, copies
of HCRI's business plan and financial projections for the upcoming three (3) fiscal years (together with a copy in writing of the assumptions on which such business plan and projections were based), each certified by HCRI's chief financial officer and illustrating the projected income statements, balance sheets and statements of changes in cash flow on a consolidated basis.

                  SECTION 5.8               QUARTERLY FACILITY REPORTS.

                           (a) As soon as available but in any event not less
than forty-five (45) days after the end of each fiscal quarter of HCRI, a report with respect to the Facilities and the Operators, the form of which is set forth on Schedule 5.8 annexed hereto and which report shall contain information for the quarterly period immediately prior to the fiscal quarter for which the report is submitted.

                           (b) Within thirty (30) days after the receipt
thereof, a copy of the annual audited financial statements of each publicly-held Operator delivered to HCRI by each such Operator.

                           (c) Such other information regarding the financial
condition of the Operators as Key or Fleet may from time to time reasonably request, subject to each of their agreement that all such information shall be and remain confidential and none of such information may be distributed to any other Person without HCRI's prior consent.

                  SECTION 5.9               ACCOUNTANTS' REPORTS.

                           Promptly upon receipt thereof, copies of all material
reports submitted to HCRI by its independent accountants in connection with any annual or interim audit of the books of HCRI or its Subsidiaries made by such accountants which material reports are a necessary part of such annual or interim audit.

                  SECTION 5.10              COPIES OF DOCUMENTS.

                           Promptly upon their becoming available, copies of
any: (i) financial statements, non-routine reports and notices (other than routine correspondence), any of which are of a material nature, requests for waivers and proxy statements, in each case, delivered by HCRI or any of its Subsidiaries to any of their respective existing lending institutions or creditors; (ii) correspondence or notices received by HCRI from any federal, state or local governmental authority that regulates the operations of HCRI or any of its Subsidiaries, relating to an actual or threatened change or development that would be materially adverse to HCRI or any Subsidiary; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by HCRI or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; and (iv) at the request of the Agent, any appraisals received by HCRI or any of its Subsidiaries with respect to the properties or assets of HCRI or its Subsidiaries during the term of this Agreement.

                  SECTION 5.11              NOTICES OF DEFAULTS.

                           Promptly, notice of the occurrence of any Default or
Event of Default, or any event that would constitute or cause a Material Adverse Effect in the condition, financial or otherwise, or the operations of HCRI or any of the Subsidiaries.

                  SECTION 5.12              ERISA NOTICES AND REQUESTS.

                           (a) Concurrently with such filing, a copy of each
Form 5500 that is filed with respect to each Plan with the IRS; and

                           (b) Promptly, upon their becoming available, copies
of: (i) all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan, relating to an actual or threatened change or development that would be materially adverse to the Borrower(s); (ii) all actuarial valuations received by the Borrower(s) with respect to any Plan; and (iii) any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to the Borrower(s) with respect to the intent of the PBGC to institute involuntary termination proceedings.

                  SECTION 5.13              ADDITIONAL INFORMATION.

                           Such other material additional information regarding
the business, affairs and condition of the Borrowers as Key or Fleet may from time to time request, including, without limitation, quarterly schedules, in form and substance satisfactory to the Agent, with respect to HCRI on a consolidated basis, of recorded liabilities, unfunded commitments, contingent liabilities and other similar material items.

         ARTICLE 6.   AFFIRMATIVE COVENANTS.

                  While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as any Borrower is indebted to the Banks or the Agent, and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, each Borrower shall:

                  SECTION 6.1               BOOKS AND RECORDS.

                           Keep proper books of record and account in a
manner reasonably satisfactory to the Agent in which full and true entries shall be made of all dealings or transactions in relation to its business and activities.

                  SECTION 6.2               INSPECTIONS AND AUDITS.

                           Permit the Agent to make or cause to be made
(prior to an Event of Default, at the Banks' expense and after the occurrence of and during the continuance of an Event of Default, at the Borrowers' expense), inspections and audits of any books, records and papers of HCRI or any Subsidiary and to make extracts therefrom and copies thereof, or to make appraisals, inspections and examinations of any properties and facilities of HCRI or any Subsidiary, on reasonable notice, at all such reasonable times and as often as any Bank may reasonably require, in order to assure that the Borrowers are and will be in compliance with their obligations under the Loan Documents or to evaluate the investment in the then outstanding Notes.

                  SECTION 6.3               MAINTENANCE AND REPAIRS.

                           Cause to be maintained in good repair, working
order and condition, subject to normal wear and tear, all material properties and assets from time to time owned by HCRI or any Subsidiary and used in or necessary for the operation of its businesses, and make or cause to be made all reasonable repairs, replacements, additions and improvements thereto.

                  SECTION 6.4               CONTINUANCE OF BUSINESS.

                           Do, or cause to be done, all things reasonably
necessary to preserve and keep in full force and effect the corporate existence of HCRI or any Subsidiary and all permits, rights and privileges necessary for the proper conduct of its business, and continue to engage in the same line of business and comply in all material respects with all applicable laws, regulations and orders.

                  SECTION 6.5               COPIES OF CORPORATE DOCUMENTS.

                           Subject to the prohibitions set forth in Section
7.6 hereof, promptly deliver to the Agent copies of any amendments or modifications to the certificate of incorporation and by-laws of HCRI or any Subsidiary, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of such corporation.

                  SECTION 6.6               PERFORM OBLIGATIONS.

                           Pay and discharge all of the obligations and
liabilities of HCRI or any Subsidiary, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by HCRI or any Subsidiary, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

                  SECTION 6.7               NOTICE OF LITIGATION.

                           Promptly notify the Agent in writing of any
litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordi nary course of business, involving amounts in excess of Two Million Five Hundred Thousand ($2,500,000) Dollars, affecting HCRI or any Subsidiary whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

                  SECTION 6.8               INSURANCE.

                           (a) (i) Maintain or cause to maintain with
responsible insurance companies reasonably acceptable to the Agent such insurance on the properties of HCRI or any Subsidiary, in such amounts and against such risks as is customarily maintained by similar businesses and cause each Operator to do so; (ii) file with the Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and (iii) within ten (10) days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request; and

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




                           (b) Carry all insurance available through the PBGC or
any private insurance companies covering its obligations to the PBGC.

                  SECTION 6.9               FINANCIAL COVENANTS.

                           Have or maintain, with respect to HCRI, on a
consolidated basis, as at the last day of each fiscal quarter of
HCRI:

                           (a) A ratio of Funded Indebtedness to Tangible Net
Worth (the "LEVERAGE RATIO") of not more than 1.10:1.00; provided, so long as the Leverage Ratio for any two consecutive fiscal quarters does not exceed 1.10:1.00 (each, a "LEVERAGE TEST PERIOD"), then the Leverage Ratio for the two consecutive fiscal quarters immediately succeeding such Leverage Test Period may increase to a maximum of 1.20:1.00.

                           (b) Tangible Net Worth of not less than $300,000,000,
plus 100% of the Net Issuance Proceeds received by HCRI (or any of its Subsidiaries) in connection with the issuance of any equity interest in HCRI (or any of its Subsidiaries) other than any such equity interests issued in connection with any dividend reinvestment program(s).

                           (c) Interest Coverage of not less than 200%.

                           (d) HCRI's Fixed Coverage Ratio of not less than 1.05
to 1.00.

                  SECTION 6.10              NOTICE OF CERTAIN EVENTS.

                           (a) Promptly notify the Agent in writing of the
occurrence of any Reportable Event, as defined in Section 4043 of ERISA, if a notice of such Reportable Event is required under ERISA to be delivered to the PBGC within 30 days after the occurrence thereof, together with a description of such Report able Event and a statement of the action the Borrower(s) or the ERISA Affiliate intends to take with respect thereto, together with a copy of the notice thereof given to the PBGC.

                           (b) Promptly notify the Agent in writing if the
Borrower(s) or ERISA Affiliate receives an assessment of withdrawal liability in connection with a complete or partial withdrawal with respect to any Multiemployer Plan, together with a statement of the action that such Borrower(s) or ERISA Affiliate intends to take with respect thereto.

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



                           (c) Promptly notify the Agent in writing if any
Borrower receives: (i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against such Borrower alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that such Borrower is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide the Agent with a copy of such notice together with a statement of the action such Borrower intends to take with respect thereto.

                  SECTION 6.11              COMPLY WITH ERISA.

                           Materially comply with all applicable provisions
of ERISA and the Code now or hereafter in effect.

                  SECTION 6.12              ENVIRONMENTAL COMPLIANCE.

                           Operate or cause to operate all property owned,
operated or leased by it in compliance with all Environmental Laws and Regulations, such that no Environmental Liability arises under any Environmental Laws and Regulations, which would result in a Lien on any property of any Borrower.

                  SECTION 6.13              MAINTENANCE OF REIT STATUS.

                           Maintain its REIT Status.

                  SECTION 6.14              LONG-TERM CARE FACILITIES.

                           Ensure that not less than seventy (70%) percent of
its Investments in Healthcare Assets are in Long-Term Care Facilities.

                  SECTION 6.15              BEHAVIORAL CARE FACILITIES.

                           Ensure that not more than ten (10%) percent of its
Investments in Healthcare Assets are in Facilities classified as "Behavioral Care".

                  SECTION 6.16              OPERATOR CONCENTRATION.

                           Ensure that not more than twenty (20%) percent of the
Borrowers' Investments are maintained with a single Operator (including any Affiliates of such Operator).

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



         ARTICLE 7.   NEGATIVE COVENANTS.

                  While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as any Borrower is indebted to the Banks or the Agent and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, HCRI shall not and shall not permit any of its Subsidiaries to do, agree to do, or permit to be done, any of the following:

                  SECTION 7.1               INDEBTEDNESS.

                           Create, incur, permit to exist or have outstanding
any Indebtedness, except:

                           (a) Indebtedness of the Borrowers to the Banks and
the Agent and under this Agreement and the Notes;

                           (b) Taxes, assessments and governmental charges,
non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof (unless the failure to satisfy such obligations is pursuant to the good faith contest by appropriate dispute or other proceedings as set forth in Section 6.6 hereof), and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

                           (c) Indebtedness secured by the security interests
referred to in subsection 7.2(b) hereof;

                           (d) Indebtedness consisting of contingent obligations
permitted by Section 7.3 hereof;

                           (e) Unsecured Indebtedness;

                           (f) In addition to the Indebtedness otherwise
permitted under this Section 7.1, Indebtedness secured by Liens provided that immediately after giving effect to the incurrence of such Indebtedness, the total outstanding amount of such Indebtedness of HCRI, on a consolidated basis, does not exceed fifteen (15%) percent of HCRI's consolidated Tangible Net Worth as of the end of the most recently completed fiscal quarter of HCRI; and

                           (g) As set forth on Schedule 7.1 hereto.

                  SECTION 7.2               LIENS.

                           Create, or assume or permit to exist, any Lien on
any of the properties or assets of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, except:

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



                           (a) Permitted Liens;

                           (b) Purchase money Liens on property acquired or held
by HCRI or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that (i) any such Lien attaches to such property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the aggregate amount of all such Indebtedness on a consolidated basis for HCRI and its Subsidiaries shall not at any time exceed $1,000,000.00;

                           (c) Liens securing Indebtedness permitted under
subsection 7.1(f) hereof; and

                           (d) As set forth on Schedule 7.2 hereto.

                  SECTION 7.3               GUARANTIES.

                           Assume, endorse, be or become liable for, or
guarantee, the obligations of any Person, except (i) by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (ii) guarantees in support of Facilities if, after giving effect to the proposed guarantee, the aggregate amount of all such obligations guaranteed by the Borrowers, or any of them (exclusive of the guarantees referred to in subsection 7.3(iii) hereof), would not exceed Thirty Million ($30,000,000) Dollars, and (iii) as set forth on Schedule 7.1 hereof. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

                  SECTION 7.4               MERGERS, ACQUISITIONS.

                           Merge or consolidate with any Person, or, acquire all
or substantially all of the assets or any of the capital stock of any Person unless (a) a Borrower is the surviving entity, (b) no Default or Event of Default exists or will occur after giving effect thereto, and (c) the consideration paid in onnection with any such merger or acquisition does not exceed an amount equal to ten (10%) percent of Healthcare Assets as at the date of the consummation of such transaction, prior to giving effect to such transaction.

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




                  SECTION 7.5               DISTRIBUTIONS.

                           Declare or pay any dividends or make any
distribution of any kind on HCRI's outstanding stock, or set aside any sum for any such purpose, except that:

                           (a) HCRI may declare and make dividend payments or
other distributions payable solely in its common stock;

                           (b) HCRI may declare and pay cash dividends if, and
only if: (x) at the time of such payment and after giving effect thereto, no Event of Default shall exist hereunder, and (y) after giving effect to such dividend payment, the aggregate amount of all dividends declared and paid during the fiscal year of HCRI in which such payment is proposed to be made would not exceed an amount equal to ninety-five (95%) percent of EBITDA (as shown on the audited consolidated income statement of HCRI for such fiscal year furnished to the Agent in accordance with Section 5.1 hereof; and

                           (c) if a Default or an Event of Default exists or
will occur as a result of the dividend payment, HCRI may declare and pay dividends to the minimum extent necessary (taking into account any dividends or distributions otherwise made) to generate the minimum deduction for dividends paid during each year that would be required to satisfy Code Section 857(a)(1).

                  SECTION 7.6               CHANGES IN STRUCTURE.

                           Amend, supplement or modify the certificate of
incorporation or by-laws of any Borrower in a manner which would be reasonably likely to cause a Material Adverse Effect.

                  SECTION 7.7               DISPOSITION OF ASSETS.

                           Make any Disposition of Property, or enter into any
agreement to do so, unless (a) the Disposition is at fair market value, (b) at the time of the Disposition no Event of Default exists, and (c) any mandatory prepayment required in connection therewith under subsection 2.5(e) is made as provided therein.

                  SECTION 7.8               INVESTMENTS.

                           Make, or suffer to exist, any Investment in any
Person, including, without limitation, any shareholder, director, officer or employee of HCRI or any of its Subsidiaries, except:

                           (a) Investments in:

                                    (i) obligations issued or guaranteed by the
United States of America;

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





                               (ii) certificates of deposit, bankers
acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                               (iii) open market commercial paper bearing the
highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

                               (iv) repurchase agreements entered into with any
bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

                               (v) shares of "money market funds", each having
net assets of not less than $100,000,000; in each case maturing or being due or payable in full not more than 180 days after the Borrowers' acquisition thereof.

                           (b) Investments by HCRI in any Subsidiary, and by any
Subsidiary in HCRI or another Subsidiary, provided, HCRI shall cause each newly-created Subsidiary, if any, within thirty (30) days after its organization thereof, to become a party to this Agreement and a signatory to the Notes, with the effect that each such new Subsidiary shall be deemed to become a "Borrower" for the purposes of this Agreement and in connection therewith, there shall be delivered to the Agent with respect to such Subsidiary those certificates and documents described in subsection 4.1(e) hereof and all legal matters incident to the addition of such Subsidiary as a "Borrower" hereunder shall be satisfactory to counsel to the Agent.

                           (c) The acquisition by HCRI and its Subsidiaries, on
a consolidated basis, of healthcare assets consisting of Facilities and Mortgages and, subject to subsection 7.8(d) below, Investments in Operators in the ordinary course of business.

                           (d) Investments in any Person provided that the
aggregate Cash portion of all such Investments does not exceed an amount equal to ten (10%) percent of Healthcare Assets as at any date of determination thereof, prior to giving effect to any such Investment.

                  For purposes of subsection 7.8(a)-(d) and Section 7.14 hereof, "Investments" shall mean, by any Person:

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




                                    (i) the amount paid or committed to be paid,
or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

                                    (ii) the amount of any advance, loan or
extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

                  SECTION 7.9               FISCAL YEAR.

                           Change its fiscal year.

                  SECTION 7.10              ERISA OBLIGATIONS.

                           Permit the establishment of any Employee Benefit Plan
or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Loan Party or increase the obligation for post-retirement welfare benefits of any Loan Party which liability or increase, individually or together with all similar liabilities and increases, has a Material Adverse Effect on any Loan Party.

                  SECTION 7.11              CAPITAL EXPENDITURES.

                           Except as set forth on Schedule 7.11 hereof, make or
be or become obligated to make Capital Expenditures in the aggregate for HCRI and its Subsidiaries on a consolidated basis, during each fiscal year of HCRI and its Subsidiaries, in excess of Three Hundred Fifty Thousand ($350,000.00) Dollars (exclusive of Investments permitted under Section 7.8 hereof).

                  SECTION 7.12              RENTAL OBLIGATIONS.

                           Enter into, or permit to remain in effect, any lease
(other than Capitalized Leases that are governed by Section 7.11 hereof), if, after giving effect thereto, the aggregate amount of all rentals and other obligations, including, without limitation, all percentage rents and additional rent, due from HCRI and its Subsidiaries thereunder would exceed Three Hundred Fifty Thousand ($350,000.00) Dollars during any fiscal year.

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



                  SECTION 7.13   USE OF CASH.

                           Use, or permit to be used, in any manner or to any
extent, each Borrower's Cash from operations for the benefit of any Person, except: (a) in connection with the payment or prepayment of expenses (other than Capital Expenditures) directly incurred for the benefit of each Borrower in the maintenance and operation of its business, in each case only in the ordinary course of its business, (b) for the payment of required payments of principal and interest on Indebtedness of each Borrower permitted to exist hereunder, and
(c) for uses that are otherwise specifically permitted by this Agreement.

                  SECTION 7.14              TRANSACTIONS WITH AFFILIATES.

                           Except as expressly permitted by this Agreement,
directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); PROVIDED, HOWEVER, that: (i) payments on Investments expressly permitted by Section 7.8 hereof may be made,
(ii) any Affiliate who is a natural person may serve as an employee or director of HCRI or any Subsidiary and receive reasonable compensation for his services in such capacity, and (iii) HCRI or any Subsidiary may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to HCRI or a Subsidiary as the monetary or business consideration that would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  SECTION 7.15              HAZARDOUS MATERIAL.

                           Cause or permit: (i) any Hazardous Material to be
placed, held, located or disposed of, on, under or at any Facility or any part thereof, except for such Hazardous Materials that are necessary for HCRI's or any Subsidiary's or any Operator's operation of its business thereon and which shall be used, stored, treated and disposed of in compliance with all applicable Environmental Laws and Regulations or (ii) such Facility or any part thereof to be used as a collection, storage, treatment or disposal site for any Hazardous Material. HCRI and each Subsidiary acknowledges and agrees that the Agent and the Banks shall have no liability or responsibility for either:

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



                                    (i) damage, loss or injury to human health,
the environment or natural resources caused by the presence, disposal, release or threatened release of Hazardous Materials on any part of such Facility; or

                                    (ii) abatement and/or clean-up required
under any applicable Environmental Laws and Regulations for a release, threatened release or disposal of any Hazardous Materials located at any Facility or used by or in connection with the HCRI's or any Subsidiary's or any Operator's business.

                  SECTION 7.15              CONSTRUCTION INVESTMENTS.

                           Permit the outstanding principal amount, accrued
interest on and related fees in connection with its Construction Investments to exceed (i) an amount equal to twenty (20%) percent of the Borrowers' consolidated Investments in Healthcare Assets during the first twelve (12) months of the Credit Period, and (ii) an amount equal to seventeen and one-half (17.5%) percent of the Borrowers' consolidated Investments in Healthcare Assets at any time thereafter; provided, the Borrowers shall not make a Construction Investment for a Facility unless (i) there is included in the terms thereof an agreement for the conversion of the Borrower(s) interests in the Facility upon the completion thereof into full ownership or a mortgage interest, and (ii) if a mortgage interest, the Borrower(s) shall retain a first Lien on such Facility.

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



         ARTICLE 8.   EVENTS OF DEFAULT.

                  If any one or more of the following events ("EVENTS OF DEFAULT") shall occur and be continuing, the Revolving Credit Commitments shall terminate and the entire unpaid balance of the principal of and interest on the Notes outstanding and all other obligations and Indebtedness of each of the Borrowers to the Banks and the Agent arising hereunder and under the other Loan Documents shall immediately become due and payable upon written notice to that effect given to the Borrowers by the Agent (except that in the case of the occurrence of any Event of Default described in Section 8.6 no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by each Borrower:

                  SECTION 8.1               PAYMENTS.

                           Failure by any Borrower to make any payment or
mandatory repayment of principal or interest upon any Note or to make any payment of any Fee when due; or

                  SECTION 8.2               CERTAIN COVENANTS.

                           Failure by any Borrower to perform or observe any
of the agreements of a Borrower contained in Section 6.9 or Article 7 hereof;
or

                  SECTION 8.3               OTHER COVENANTS.

                           Failure by any Borrower to perform or observe any
other term, condition or covenant of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of thirty (30) days after notice thereof shall have been given to such Borrower by the Agent; or

                  SECTION 8.4               OTHER DEFAULTS.

                           (a) Failure by any Borrower to perform or observe any
term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which it is a party or by which it is bound, or by which any of its properties or assets may be affected (a "DEBT INSTRUMENT"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

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



                           (b) Any event or condition referred to in any Debt
Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

                           (c) Failure to pay any Indebtedness for borrowed
money due at final maturity or pursuant to demand under any Debt Instrument;

PROVIDED, HOWEVER, that the provisions of this Section 8.4 shall not be applicable to any Debt Instrument that on the date this Section 8.4 would otherwise be applicable thereto, relates to or evidences Indebtedness in a principal amount of less than $1,500,000; or

                  SECTION 8.5               REPRESENTATIONS AND WARRANTIES.

                           Any representation or warranty made in writing to the
Banks or the Agent in any of the Loan Documents or in connection with the making of the Loans, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered; or

                  SECTION 8.6               BANKRUPTCY.

                           (a) Any Borrower shall make an assignment for the
benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or any Borrower shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, that remains undismissed for a period of sixty (60) days or more; or any order for relief shall be entered in any such proceeding; or any Borrower by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or any substantial part of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

                           (b) Any Borrower shall generally not pay its debts as
such debts become due; or

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



                           (c) Any Borrower shall have concealed, removed, or
permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property that may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint that is not vacated within thirty (30) days from the date thereof; or

                  SECTION 8.7               JUDGMENTS.

                           Any judgment against any Borrower or any attachment,
levy or execution against any of its properties for any amount in excess of One Million Five Hundred Thousand ($1,500,000) Dollars shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

                  SECTION 8.8               ERISA.

                           (a) The termination of any Plan or the institution
by the PBGC of proceedings for the involuntary termination of any Plan, in either case, by reason of, or that results or could result in, a "material accumulated funding deficiency" under Section 412 of the Code; or

                           (b) Failure by any Borrower to make required
contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

                  SECTION 8.9               MATERIAL ADVERSE EFFECT.

                           There shall occur a Material Adverse Effect; or

                  SECTION 8.10              OWNERSHIP.

                           (i) Any Person, or a group of related Persons, shall
acquire (a) beneficial ownership in excess of 25% of the outstanding stock of HCRI or other voting interest having ordinary voting powers to elect a majority of the directors, managers or trustees of HCRI (irrespective of whether at such time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), or (b) all or substantially all of the Investments of HCRI, or (ii) a majority of the Board of Directors of HCRI, at any time, shall be composed of Persons other than (a) Persons who were members of the Board of Directors on the date of this Agreement, or (b) Persons who subsequently become members of the Board of Directors and who either (x) are appointed or recommended for election with

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



the affirmative vote of a majority of the directors in office as of the date of this Agreement, or (y) are appointed or recommended for election with the affirmative vote of a majority of the Board of Directors of HCRI then in office; or

                  SECTION 8.11              REIT STATUS, ETC.

                           HCRI shall at any time fail to maintain its REIT
Status, or HCRI or any Subsidiary shall lose, through suspension, termination, impoundment, revocation, failure to renew or otherwise, any material license or permit; or

                  SECTION 8.12              MANAGEMENT.

                           George L. Chapman shall cease for any reason
whatsoever, including, without limitation, death or disability (as such disability shall be determined in the reasonable judgment of the Agent) to be and continuously perform the duties of an executive officer of HCRI and to be a member of its Board of Directors or, if such cessation shall occur as a result of the death or such disability, no successor satisfactory to the Agent, in its sole discretion, shall have become and shall have commenced to perform the duties of such executive officer of HCRI and serve as a member of HCRI's Board of Directors within thirty (30) days after such cessation; provided, however, that if any satisfactory successor shall have been so elected and shall have commenced performance of such duties within such period, the name of such successor or successors shall be deemed to have been inserted in place of George
L. Chapman in this Section 8.12; or

                  SECTION 8.13              ENVIRONMENTAL.

                           Any of the Borrowers or any of their respective
Facilities shall become subject to one or more Liens for costs or damages in excess of One Million ($1,000,000) Dollars individually or in the aggregate under any Environmental Laws and Regulations, such Liens shall remain in place for thirty (30) days after the creation thereof and such Liens are reasonably likely to cause a Material Adverse Effect; or

                  SECTION 8.14              DEFAULT BY OPERATOR.

                           Thirty (30) days after the acceleration by any
Borrower of the obligations of an Operator as a result of any default in the payment of amounts which are due and owing under any lease, note, mortgage or related security documents in connection with any Facility of such Operator (such Facility, herein referred to as the "DEFAULTED FACILITY"), in the event the sum of Lease Rental Expense and/or Mortgage Expense arising from (i) the Defaulted Facility, and (ii) all Pooled Facilities, if any, of which the Defaulted Facility is a part, which have a Fixed Charge Coverage of less than
1.0 to 1.0, account for 12.5% or more of the aggregate amount of all Lease Rental Expense and/or Mortgage Expense owing to the Borrowers from all Operators during the immediately preceding four (4) calendar quarters.

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



         ARTICLE 9.   THE AGENT.

                  SECTION 9.1               APPOINTMENT, POWERS AND IMMUNITIES.

                           Each Bank hereby irrevocably appoints and authorizes
the Agent to act as its agent hereunder and the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents and shall not be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or the other Loan Documents in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or the other Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or any other document referred to or provided for herein or therein or for the collectibility of the Loans or for any failure by any Borrower to perform any of its obligations hereunder or under the other Loan Documents. The Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or the other Loan Documents or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

                  SECTION 9.2               RELIANCE BY AGENT.

                           The Agent shall be entitled to rely upon any
certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or the other Loan Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or the other Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

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



                  SECTION 9.3               EVENTS OF DEFAULT.

                           The Agent shall not be deemed to have knowledge of
the occurrence of a Default (other than the non-payment of principal of or interest on Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give notice thereof to the Banks (and shall give each Bank notice of each such non-payment). The Agent shall (subject to Section
9.7 hereof) take such action with respect to such Default as shall be directed by the Required Banks.

                  SECTION 9.4               RIGHTS AS A BANK.

                           With respect to its Revolving Credit Commitment and
the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with each Borrower or its Affiliates, as if it were not acting as the Agent, and the Agent may accept fees and other consideration from each Borrower or its Affiliates, for services in connection with this Agreement or any of the other Loan Documents or otherwise without having to account for the same to the Banks.

                  SECTION 9.5               INDEMNIFICATION.

                           The Banks shall indemnify the Agent (to the extent
not reimbursed by each Borrower under Sections 10.1 and 10.2 hereof), ratably in accordance with the aggregate principal amount of the Loans made by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Revolving Credit Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any other documents contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein or the transactions contemplated hereby and thereby (including, without limitation, the costs and expenses that each Borrower is obligated to pay under Sections 10.1 and 10.2 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, PROVIDED THAT no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  SECTION 9.6               NON-RELIANCE ON AGENT AND OTHER
                                            BANKS.

                           Each Bank agrees that it has, independently and
without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by each Borrower of this Agreement or the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of each Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of each Borrower, that may come into the possession of the Agent or any of its Affiliates.

                  SECTION 9.7               FAILURE TO ACT.

                           Except for action expressly required of the Agent
hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  SECTION 9.8               RESIGNATION OR REMOVAL OF AGENT.

                           Subject to the appointment and acceptance of a
successor Agent as provided below, the Agent may resign at any time by giving not less than 10 days' prior written notice thereof to the Banks and each Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, after consultation with the Borrowers, appoint a successor Agent which shall be a bank with a

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



combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                  SECTION 9.9               SHARING OF PAYMENTS.

                           (a) Prior to any acceleration by the Agent and
the Banks of the Obligations:

                                    (i) in the event that any Bank shall obtain
payment in respect of a Note, or interest thereon, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, in a greater proportion than any such payment obtained by any other Bank in respect of the corresponding Note held by it, then the Bank so receiving such greater proportionate payment shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan as shall be necessary to cause such Bank receiving the proportionate overpayment to share the excess payment with each Bank; and

                                    (ii) in the event that any Bank shall obtain
payment in respect of any Interest Rate Contract to which such Bank is a party, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, such Bank shall be permitted to retain the full amount of such payment and shall not be required to share such payment with any other Bank.

                           (b) Upon or following any acceleration by the Agent
and the Banks of the Obligations, in the event that any Bank shall obtain payment in respect of a Note, or interest or Fees thereon, or in respect of an Interest Rate Contract to which such Bank is a party, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, in a greater proportion than any such payment obtained by any other Bank in respect of the aggregate amount of the corresponding Note held by such Bank and any Interest Rate Contract to which such Bank is a party, then the Bank so receiving such greater proportionate payment shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan as shall be necessary to cause such Bank receiving the proportionate overpayment to share the excess payment with each Bank. For the purposes of this subsection 9.9(b), payments on Notes received by each Bank shall be in the same proportion as the proportion of:

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



(A) the sum of: (x) the Obligations owing to such Bank in respect of the Note held by such Bank, plus (y) the Obligations owing to such Bank in respect of Interest Rate Contracts to which such Bank is party, if any, to (B) the sum of:
(x) the Obligations owing to all of the Banks in respect of all of the Notes, plus (y) the Obligations owing to all of the Banks in respect of all Interest Rate Contracts to which any Bank is a party; PROVIDED, HOWEVER, that, with respect to subsections 9.9(a)(i) and (b) above, if all or any portion of such excess payment or benefits is thereafter recovered from the Bank that received the proportionate overpayment, such purchase of Loans or payment of benefits, as the case may be, shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

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



         ARTICLE 10.   MISCELLANEOUS PROVISIONS.

                  SECTION 10.1              FEES AND EXPENSES; INDEMNITY.

                           (a) The Borrowers will promptly pay all costs of the
Agent in preparing the Loan Documents and all costs and expenses of the issue of the Notes and of each Borrower's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with and the reasonable fees and expenses and disbursements of counsel to the Agent in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Agreement, the other Loan Documents and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Banks and the Agent, the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and with any claim or action threatened, made or brought against any of the Banks or the Agent arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby (other than a claim or action resulting from the gross negligence, willful misconduct, or intentional violation of law by the Agent and or the Banks).

                           (b) In addition, the Borrowers will promptly pay all
costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by each Bank in connection with its enforcement of the payment of the Notes held by it or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder. In addition to the foregoing, the Borrowers shall indemnify each Bank and the Agent and each of their respective directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans (other than as a result of the gross negligence, willful misconduct or intentional violation of law by the party seeking indemnification), including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by any Bank or the Agent or any of their respective directors, officers, employees, attorneys, agents or Affiliates arising out of or related to any Environmental Liability or

Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise against the Agent, the Banks or any of their officers, directors, affiliates, agents or Affiliates, that is alleged to arise out of or is based upon: (i) any untrue statement or alleged untrue statement of any material fact of any Borrower and its affiliates in any document or schedule filed with the Securities and Exchange Commission or any other governmental body; (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omission or alleged acts, practices or omissions of any Borrower or its agents related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of such purchases or the consummation of any other transactions contemplated by any such acquisitions that are alleged to be in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable to the making of any such acquisition, the purchase of shares or assets pursuant thereto, the financing of such purchases or the consummation of the other transactions contemplated by any such acquisition; or (iv) any withdrawals, termination or cancellation of any such proposed acquisition for any reason whatsoever. The indemnity set forth herein shall be in addition to any other obligations or liabilities of any Borrower to the Agent and the Banks hereunder, at common law or otherwise. The provisions of this Section 10.1 shall survive the payment of the Notes and the termination of this Agreement.

                  SECTION 10.2              TAXES.

                           If, under any law in effect on the date of the
closing of any Loan hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect of the issuance of any Note, or in connection with the filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of Indebtedness secured or otherwise) as contemplated by this Agreement, then each Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Banks and the Agent against and save each of them harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against any Bank or any other holder of a Note, such Bank, or such other holder, as the case may be, may notify each Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from each Borrower. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrowers in this Section 10.2 shall survive payment of the Notes and the termination of this Agreement.

                  SECTION 10.3              PAYMENTS.

                           As set forth in Article 2 hereof, all payments by
each Borrower on account of principal, interest, fees and other charges (including any indemnities) shall be made to the Agent at the Principal Office of the Agent, in lawful money of the United States of America in immediately available funds, by wire transfer or otherwise, not later than 11:00 A.M. Cleveland, Ohio time on the date such payment is due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Notes shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes (after withholding for or on account of: (i) any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except those referred to in clause (ii) below) on or measured by the net income of the Bank to which any such payment is due pursuant to applicable federal, state and local income tax laws, and (ii) deduction of amounts equal to the taxes on or measured by the net income of such Bank payable by such Bank with respect to the amount by which the payments required to be made under this sentence exceed the amounts otherwise specified to be paid in this Agreement and the Notes). Upon payment in full of any Note, the Bank holding such Note shall mark the Note "Paid" and return it to the Borrowers.

                  SECTION 10.4 SURVIVAL OF AGREEMENTS AND REPRESENTATIONS; CONSTRUCTION.

                           All agreements, representations and warranties made
herein shall survive the delivery of this Agreement and the Notes. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine

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



gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender, or plural or singular terms, as the context may require.

                  SECTION 10.5              LIEN ON AND SET-OFF OF DEPOSITS.

                           As security for the due payment and performance of
all the Obligations, each Borrower hereby grants to Agent for the ratable benefit of the Banks a Lien on any and all deposits or other sums at any time credited by or due from the Agent or any Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to any Bank or the Agent from or for such Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by any Bank or the Agent against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral.

                  SECTION 10.6 MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT.

                           No modification, amendment or waiver of or with
respect to any provision of this Agreement, any Notes, or any of the other Loan Documents and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by any Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the Agent and each Bank except that: (i) any modification or amendment of, or waiver or consent with respect to, Article 4 shall be required to be signed only by the Agent and the Required Banks (PROVIDED, HOWEVER, that the consummation of a Loan by a Bank shall be deemed, with respect to such Loan only, to have the effect of the execution by such Bank of a waiver of, or consent to a departure from, any term or provision of Article 4 that has not been satisfied as of the date of the consummation of such Loan); and (ii) any modification or amendment of, or waiver or consent with respect to, Articles 1 (other than the definition of "Required Banks" or any other defined term which is used in the application of any of the provisions of Article 2), 5, 6, 7, 8 (other than Section 8.1 hereof) and 10 (other than this Section 10.6) may be signed only by the Agent and the Required Banks. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any Borrower in any case shall, of itself, entitle it to any other or further

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



notice or demand in similar or other circumstances. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Banks, the Agent and the Borrowers and supersede all prior agreements and understandings relating to the subject matter hereof.

                  SECTION 10.7              REMEDIES CUMULATIVE; COUNTERCLAIMS.

                           Each and every right granted to the Agent and the
Banks hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Agent or any Bank or the holder of any Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever that any Borrower may have against any Bank or the Agent and without regard to any other obligation of any nature whatsoever that any Bank or the Agent may have to any Borrower, and no such counterclaim or offset shall be asserted by any Borrower (unless such counterclaim or offset would, under applicable law, be permanently and irrevocably lost if not brought in such action) in any action, suit or proceeding instituted by any Bank or the Agent for payment or performance of the Obligations.

                  SECTION 10.8              FURTHER ASSURANCES.

                           At any time and from time to time, upon the request
of the Agent, each Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Agent may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans.

                  SECTION 10.9              NOTICES.

                           All notices, requests, reports and other
communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested, except for routine reports delivered in compliance with Article 5 hereof which may be sent by ordinary first-class mail) or telecopy, addressed as follows:

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



                       (a)      If to the Borrowers:

                                Health Care REIT, Inc.
                                One SeaGate/Suite 1500
                                Toledo, Ohio 43603-1475
                                Attention:  Mr. George L. Chapman
                                                Chairman of the Board,
                                                Chief Executive Officer and
                                                President
                                Telecopier No: (419) 247-2826

                                with a copy to:

                                Shumaker, Loop & Kendrick, LLP
                                North Courthouse Square
                                1000 Jackson
                                Toledo, Ohio 43624-1573
                                Attention: Mary Ellen Pisanelli, Esq.
                                Telecopier No.: (419) 241-6894

                       (b)      If to any Bank:

                                To its address set forth below its
                                name on the signature pages hereof,
                                with a copy to the Agent; and

                       (c)      If to the Agent:

                                KeyBank National Association, as Agent
                                127 Public Square
                                Cleveland, Ohio 44114-1306
                                Attention: Mr. Joseph T. Resor, III
                                               Senior Vice President
                                Telecopier No.: (216) 689-5970

                                with a copy (other than in the case of
                                Borrowing Notices and reports and other
                                documents delivered in compliance with
                                Article 5 hereof) to:
                                Winston & Strawn
                                200 Park Avenue
                                New York, New York 10166
                                Attention: Richard S. Talesnick, Esq.
                                Telecopier No.: (212) 294-4700

Any notice, request, demand or other communication hereunder shall be deemed to have been given on: (x) the day on which it is telecopied to such party at its telecopier number specified above (provided such notice shall be effective only if followed

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



by one of the other methods of delivery set forth herein) or delivered by receipted hand or such commercial messenger service to such party at its address specified above, or (y) on the third Business Day after the day deposited in the mail, postage prepaid, if sent by mail. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; PROVIDED, HOWEVER, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

                  SECTION 10.10             COUNTERPARTS.

                           This Agreement may be signed in any number of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 10.11             SEVERABILITY.

                           The provisions of this Agreement are severable,
and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                  SECTION 10.12 BINDING EFFECT; NO ASSIGNMENT OR DELEGATION BY BORROWERS.

                           This Agreement shall be binding upon and inure to
the benefit of each of the Borrowers and their respective successors and to the benefit of the Banks and the Agent and their respective successors and assigns. The rights and obligations of each Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Agent and the Required Banks, and any purported assignment or delegation without such consent shall be void.

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



                  SECTION 10.13             ASSIGNMENTS AND PARTICIPATIONS BY
                                            BANKS.

                           (a) Each Bank may assign to one or more banks or
other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, the Loans owing to it, and the Note held by it); PROVIDED, HOWEVER, that: (i) the Borrowers and the Agent must give prior written consent to such assignment (unless such assignment is to an Affiliate of such Bank), which consent shall not be unreasonably withheld, (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, and a processing fee of $3,500.00, (iii) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement, (iv) the amount of the Revolving Credit Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000, and (v) each such assignment shall be to an Eligible Assignee. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof: (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

                           (b) By executing and delivering an Assignment and
Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of each Borrower or the performance or observance by each Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                           (c) Upon its receipt of an Assignment and Acceptance
executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Agent shall: (i) accept such Assignment and Acceptance, and (ii) give prompt notice thereof to the Borrowers. Within five (5) Business Days after its receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Revolving Credit Commitment hereunder, a new Note to the order of the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Note shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                           (d) Each Bank may, without the prior consent of the
Agent, the other Banks or the Borrowers, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, the Loans owing to it, and the Note held by it); PROVIDED, HOWEVER, that: (i) such Bank's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Note for all purposes of this Agreement, and the Borrowers, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

                           (e) Any Bank may, in connection with any assignment
or participation or proposed assignment or participation pursuant to this
Section 10.13, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Borrower furnished to such Bank by or on behalf of such Borrower; PROVIDED THAT, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to such Borrower received by it from such Bank.

                           (f) Anything in this Section 10.13 to the contrary
notwithstanding, any Bank may assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

                  SECTION 10.14  DELIVERY OF TAX FORMS.

                           Each Bank that is not organized under the laws of the
United States or a state thereof shall:

                           (a) deliver to the Borrowers and Fleet, on or prior
to the date of the execution and delivery of this Agreement or the date on which it becomes a Bank hereunder, (i) two accurate and duly completed executed copies of United States IRS Form 1001 or 4224, or successor applicable form, as the case may be, and (ii) an accurate and complete IRS Form W-8 or W-9, or successor applicable form, as the case may be;

                           (b) deliver to the Borrowers and Fleet two further
accurate and complete executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

                           (c) obtain such extensions of time for filing and
completing such forms or certifications as may reasonably be requested by the Borrowers or Fleet;

unless in any such case under clause (b) above an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank so advises the Borrower and Fleet. Such Bank shall certify (i) in the case of a Form 1001 or 4224 that is provided pursuant to
Section 10.14(a), that it is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes; (ii) in the case of an IRS Form 1001 or 4224 that is provided pursuant to Section 10.14(b), to the extent legally entitled to do so, that it is entitled to receive payments under this Agreement without, or at a reduced rate of, deduction or withholding of any United States Federal income taxes; and (iii) and in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person not organized under the laws of the United States or a state thereof that is an assignee hereunder shall, prior to the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 10.14.

                  SECTION 10.15 GOVERNING LAW; CONSENT TO JURIS-DICTION; WAIVER OF TRIAL BY JURY.

                           (A) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL
OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                           (B) EACH BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL
ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 10.9 HEREOF. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION 10.15 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE AGENT OR ANY BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                           (C) EACH BORROWER, THE BANKS AND THE AGENT WAIVE
TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                  SECTION 10.16             SYNDICATION AGENT.

                           The parties hereto acknowledge that Fleet Bank, N.A.
has acted as "syndication agent" in connection with the consummation of the transactions contemplated by this Loan

Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                            HEALTH CARE REIT, INC.
                                            HCRI PENNSYLVANIA PROPERTIES, INC.
                                            HCRI OVERLOOK GREEN, INC.
                                            HCRI TEXAS PROPERTIES, INC.
                                            HCRI TEXAS PROPERTIES, LTD.
                                            BY HEALTH CARE REIT, INC.,
                                               ITS GENERAL PARTNER

                                            BY_______________________________

                                                                        TITLE

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned corporations, has executed this Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Loan Agreement separately for each of the above named entities.

REVOLVING CREDIT COMMITMENT:
----------------------------

$20,000,000                            KEYBANK NATIONAL ASSOCIATION,

                                        AS AGENT AND AS A BANK

                                       BY_______________________________

                                                                   TITLE

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:

                                       KeyBank National Association
                                       127 Public Square, MC:OH-01-27-0605
                                       Cleveland, Ohio 44114
                                       Attention: Ms. Judi Trapp

                                       Address for Notices:

                                       KeyBank National Association
                                       127 Public Square, MC:OH-01-27-0605
                                       Cleveland, Ohio 44114
                                       Attention: Ms. Carolyn Briner

                                       Telecopier: (216) 689-5970

REVOLVING CREDIT COMMITMENT:
----------------------------

$20,000,000                                 FLEET BANK, N.A.

                                            BY_______________________________
                                                                       TITLE

                                            Lending Office for Base Rate Loans
                                            and LIBOR Loans:

                                            Fleet Bank, N.A.
                                            1133 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Mr. Robert A. Isaksen

                                            Address for Notices:

                                            Fleet Bank, N.A.
                                            1133 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Mr. Robert A. Isaksen

                                            Telecopier: (212) 703-1724

REVOLVING CREDIT COMMITMENT:

$15,000,000                           HARRIS TRUST AND SAVINGS BANK

                                      BY_______________________________
                                                                  TITLE

                                      Lending Office for Base Rate Loans
                                      and LIBOR Loans:

                                      Harris Trust and Savings Bank
                                      111 West Monroe
                                      Chicago, Illinois 60603
                                      Attention: Arlett Hall

                                      Address for Notices:

                                      Harris Trust and Savings Bank
                                      111 West Monroe
                                      Chicago, Illinois 60603
                                      Attention: Arlett Hall

                                      Telecopier: (312) 461-2591

REVOLVING CREDIT COMMITMENT:
----------------------------

$15,000,000                           THE SUMITOMO BANK, LIMITED

                                      BY_______________________________
                                                                  TITLE

                                      BY_______________________________

                                                                  TITLE

                                      Lending Office for Base Rate Loans
                                      and LIBOR Loans:

                                      The Sumitomo Bank, Limited
                                      U.S. Commercial Banking Department
                                      233 S. Wacker Drive, 54th Floor
                                      Chicago, Illinois 60606
                                      Attention: Vice President
                                                 of Administration

                                      Address for Notices:

                                      The Sumitomo Bank, Limited
                                      U.S. Commercial Banking Department
                                      233 S. Wacker Drive, 54th Floor
                                      Chicago, Illinois 60606
                                      Attention: Vice President
                                                 of Administration

                                      Telecopier: (312) 876-1995
                                      with a copy to:
                                      The Sumitomo Bank, Limited
                                      2450 CNG Tower
                                      625 Liberty Avenue
                                      Pittsburgh, Pennsylvania 15222
                                      Attention: Manager

                                      Telecopier: (412) 288-1819

REVOLVING CREDIT COMMITMENT:
----------------------------

$15,000,000                               COMERICA BANK

                                          BY_______________________________
                                                                      TITLE

                                          Lending Office for Base Rate Loans
                                          and LIBOR Loans:

                                          Comerica Bank
                                          P.O. Box 75000
                                          Detroit, Michigan 48275-3266
                                          Attention: Craig F. Durno

                                          Address for Notices:

                                          Comerica Bank
                                          P.O. Box 75000
                                          Detroit, Michigan 48275-3266
                                          Attention: Craig F. Durno

                                          Telecopier: (313) 222-3420

REVOLVING CREDIT COMMITMENT:
----------------------------

$15,000,000                                 BHF-BANK, AKTIENGESELLSCHAFT
                                              GRAND CAYMAN BRANCH

                                            BY_______________________________
                                                                        TITLE

                                            BY_______________________________
                                                                        TITLE

                                            Lending Office for Base Rate Loans
                                            and LIBOR Loans:

                                            BHF-Bank, Aktiengesellschaft
                                            590 Madison Avenue
                                            New York, New York 10022-2540
                                            Attention: Ms. Renate Boston

                                            Address for Notices:

                                            BHF-Bank, Aktiengesellschaft
                                            590 Madison Avenue
                                            New York, New York 10022-2540
                                            Attention: Ms. Renate Boston

                                            Telecopier: (212) 756-5536

REVOLVING CREDIT COMMITMENT:
----------------------------

$15,000,000                                 NATIONSBANK OF TEXAS, N.A.

                                            BY_______________________________
                                                                        TITLE

                                            Lending Office for Base Rate Loans
                                            and LIBOR Loans:

                                            NationsBank of Texas, N.A.
                                            901 Main Street
                                            Dallas, Texas 75202
                                            Attention: Barbara Harris

                                            Address for Notices:

                                            NationsBank of Texas, N.A.
                                            901 Main Street
                                            Dallas, Texas 75202
                                            Attention: Barbara Harris

                                            Telecopier: (214) 508-0944

REVOLVING CREDIT COMMITMENT:
----------------------------

$15,000,000                          BANK ONE, DAYTON, NATIONAL ASSOCIATION

                                     BY_____________________________________
                                                                       TITLE
                                     Lending Office for Base Rate Loans
                                     and LIBOR Loans:

                                     Bank One, Dayton, NA
                                     40 N. Main Street
                                     Dayton, Ohio 45423
                                     Attention: Commercial Loan Operations

                                     Address for Notices:

                                     Bank One, Dayton, NA
                                     Commercial Banking
                                     40 N. Main Street
                                     Dayton, Ohio 45423
                                     Attention: Ms. Karen St. Arnaud

                                     Telecopier: (937) 449-4885

REVOLVING CREDIT COMMITMENT:
----------------------------

$15,000,000                              NATIONAL CITY BANK

                                         BY_______________________________
                                                                     TITLE

                                         Lending Office for Base Rate Loans
                                         and LIBOR Loans:

                                         National City Bank
                                         1900 East Ninth Street, Loc 3032
                                         Cleveland, Ohio 44114
                                         Attention: Ms. Wendy Pollarine

                                         Address for Notices:

                                         National City Bank
                                         1900 East Ninth Street, Loc 2104
                                         Cleveland, Ohio 44114
                                         Attention: Ms. Lisa Gargas

                                         Telecopier: (216) 575-9396

REVOLVING CREDIT COMMITMENT:
----------------------------

$10,000,000                            MANUFACTURERS AND TRADERS TRUST COMPANY

                                       BY_____________________________________
                                                                         TITLE

                                       Lending Office for Base Rate Loans
                                       and LIBOR Loans:

                                       M & T Center
                                       One Fountain Plaza, 12th Floor
                                       Buffalo, New York 14203-1495
                                       Attention: Mr. C. Gregory Vogelsang

                                       Address for Notices:

                                       M & T Center
                                       One Fountain Plaza, 12th Floor
                                       Buffalo, New York 14203-1495
                                       Attention: Ms. Patricia Gustina

                                       Telecopier: (716) 848-7318

REVOLVING CREDIT COMMITMENT:
----------------------------

$10,000,000                           KREDIETBANK N.V.

                                      BY_______________________________
                                                                  TITLE

                                      BY_______________________________
                                                                  TITLE

                                      Lending Office for Base Rate Loans:

                                      Kredietbank N.V., New York Branch
                                      125 West 55th Street
                                      New York, New York 10019
                                      Attention: Lynda Resuma

                                      Lending Office for Base Rate Loans:

                                      Kredietbank N.V., Grand Cayman Branch
                                      125 West 55th Street
                                      New York, New York 10019
                                      Attention: Lynda Resuma

                                      Address for Notices:

                                      Kredietbank N.V.
                                      125 West 55th Street
                                      New York, New York 10019
                                      Attention: John Thierfelder

                                      Telecopier: (212) 541-0793

REVOLVING CREDIT COMMITMENT:
----------------------------

$10,000,000                         NBD BANK

                                    BY_______________________________
                                                                TITLE

                                    Lending Office for Base Rate Loans
                                    and LIBOR Loans:

                                    NBD Bank
                                    611 Woodward Avenue
                                    Detroit, Michigan 48226
                                    Attention: C. Allen

                                    Address for Notices:

                                    NBD Bank
                                    611 Woodward Avenue
                                    Detroit, Michigan 48226
                                    Attention: C. Allen

                                    Telecopier: (313) 225-1212

                             EXHIBITS AND SCHEDULES
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

EXHIBITS
--------

1                 List of Borrowers

A                 Form of Note

B                 Form of Assignment and Acceptance

C                 Form of Borrowing Base Certificate

D                 Form of Compliance Certificate

SCHEDULES
---------

3.1               States of Incorporation and Qualification, and
                  Capitalization of Borrowers and Subsidiaries

3.2               Consents, Waivers, Approvals; Violation of Agreements

3.6               Judgments, Actions, Proceedings

3.7               Defaults; Compliance with Laws, Regulations, Agreements

3.8               Burdensome Documents

3.13              Name Changes, Mergers, Acquisitions

3.16              Employee Benefit Plans

5.8               Form of Quarterly Facility Report

7.1               Permitted Indebtedness and Guarantees

7.2               Permitted Security Interests, Liens and Encumbrances

7.11              Permitted Capital Expenditures

                                    EXHIBIT 1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                                LIST OF BORROWERS
                                -----------------

NAME OF BORROWER                               STATE OF ORGANIZATION
----------------                               ---------------------

Health Care REIT, Inc.                             Delaware
HCRI Pennsylvania Properties, Inc.                 Pennsylvania
HCRI Overlook Green, Inc.                          Pennsylvania
HCRI Texas Properties, Inc.                        Delaware
HCRI Texas Properties, Ltd.                        Texas

                                   EXHIBIT A
                               TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                             AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                      AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------


                                  FORM OF NOTE
                                  ------------


$                                                         Dated: March 28, 1997
----------------------


          FOR VALUE RECEIVED, each of the undersigned (collectively, the "BORROWERS"), hereby jointly and severally promises to pay to the order of _________________________ (the "BANK") on the Revolving Credit Commitment Termination Date, the principal sum of _____________________ ($________)
Dollars, or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Loans outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Agreement and calculated as provided therein.

          All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to the relevant due date) at the applicable Post-Default Rate for all periods when an Event of Default has occurred and is continuing, commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent, and all of such interest shall be payable on demand.

          Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank, Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

          Payments of both principal and interest on this Note are to be made to the office of KeyBank National Association, as Agent, at 127 Public Square, Cleveland, Ohio 44114-1306 or such other place as the holder hereof shall designate to the Borrowers in writing, in lawful money of the United States of America in immediately available funds.

          This Note is one of the Notes referred to in, AND is entitled to the benefits of, the Loan Agreement dated of even date herewith by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "Agreement") . Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

          The Bank is hereby authorized by the Borrowers to record on the schedule to this Note (or on a supplemental schedule thereto) the amount of each Loan made by the Bank to the Borrowers and the amount of each payment or repayment of principal of such Loans received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrowers hereunder in respect of this Note. The Bank may, at its option, record such matters in its internal records rather than on such schedule.

          Upon the occurrence of any Event of Default, the principal amount and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

          The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.



                                              HEALTH CARE REIT, INC.
                                              HCRI PENNSYLVANIA PROPERTIES, INC.
                                              HCRI OVERLOOK GREEN, INC.
                                              HCRI TEXAS PROPERTIES, INC.
                                              HCRI TEXAS PROPERTIES, LTD.
                                              By Health Care REIT, Inc.,
                                                    Its General Partner

                                              By
                                                -------------------------------
                                                                          Title



          GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned corporations, has executed this Note intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Note separately for each of the above named entities.

                                                                      Schedule A
                                                                      ----------



--------------------------------------------------------------------------------

                               PRINCIPAL PAYMENTS

--------------------------------------------------------------------------------


                           Note dated March __, 1997

                             payable to the order of

                                     [Bank]
                             -----------------------



                           Interest Period
                          (if other than a        Amount         Unpaid
           Principal       Base Rate Loan)     of Principal     Principal    Notation
Date    Amount of Loan    and Interest Rate       Repaid         Balance     Made By
----    --------------    -----------------    ------------     ---------    ----------


----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------
----    --------------    -----------------    ------------     ---------    ----------



                                    EXHIBIT B
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                       FORM OF ASSIGNMENT AND ACCEPTANCE
                       ---------------------------------

                                      Dated
                                            ---------------


                Reference is hereby made to the Loan Agreement dated March 28, 1997 (the "Loan Agreement") by and among Health Care REIT, Inc. and its Subsidiaries (collectively, the "Borrowers"), the Banks signatory thereto (collectively, the "Banks") and KeyBank National Association in its capacity as agent for the Banks (in such capacity, the "Agent") . Capitalized terms used herein that are defined in the Loan Agreement that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.


               __________________________, a _______________________ (the
"Assignor") and ____________________________________________________, a
___________________, (the "Assignee") agree as follows:


                  1. The Assignor hereby sells and assigns to the Assignee without recourse, representation or warranty of any kind except as expressly stated herein, and the Assignee hereby purchases and assumes from the Assignor,
a   % interest in and to all of the Assignor's rights and obligations under the Loan Agreement as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Assignor's Revolving Credit Commitment as in effect on the Effective Date, and the Loans owing to the Assignor on the Effective Date, and the Note(s) held by the Assignor).

                  2. The Assignor: (i) represents and warrants that as of the date hereof its Revolving Commitment (without giving effect to assignments
thereof that have not yet become effective) is $      and the aggregate
outstanding principal amount of Loans owing to it (without giving effect to
assignments thereof that have not yet become effective) is $     ; (ii)
represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other Loan Party or the performance or observance by the Borrowers or any other Loan Party of any of their respective obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; and (v) attaches the Note(s) referred to in paragraph 1 above and requests that the Agent exchange such Note(s) for new Note(s) as follows: a Note dated the Effective Date (as such term is defined below) in the principal
amount of $     payable to the order of the Assignee and a Note dated the
Effective Date in the principal amount of $      payable to the order of the
Assignor.

                  3. The Assignee: (i) confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as its agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (vi) specifies as its addresses for Base Rate Loans and LIBOR Loans (and address for notices) the offices set forth beneath its name on the signature pages hereof.

                  4. The effective date for this Assignment and Acceptance
shall be           (the "Effective Date"). Following the execution of this
Assignment and Acceptance, it will be delivered to the Agent for acceptance by the Agent, together with a processing fee of $3,500.

                  5. Upon such acceptance, as of the Effective Date:
(i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

                  6. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Note(s) in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Note(s) for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.


                                         [NAME OF ASSIGNOR]


                                      By
                                         ------------------------------------
                                                                        Title

                                      [NAME OF ASSIGNEE]

                                      By
                                        -------------------------------------
                                                                        Title


                                      Lending Office for Base Rate Loans:


                                      Lending Office for LIBOR Loans:

                                      Attention:

                                      Address for Notices:

                                      Attention:

                                      Telephone No.:

                                      Telecopier No.:



Accepted this ___ day
of
  ----------------, -----

KEYBANK NATIONAL ASSOCIATION, as Agent


By
--------------------------------------
                                 Title

                                    EXHIBIT C
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO

                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------


Eligible Investments as of most recent quarter ended:

Unencumbered Real Estate
                                                                 --------------
Mortgages
                                                                 --------------
Total Eligible Investments as of most recent
  quarter ended:                                                 ==============


Additions of Eligible investments Acquired/To Be Acquired
 with this Borrowing
Request After The End of the Most Recent Quarter Ended
                                                                 --------------

Deductions of Eligible Assets Sold
                                                                 --------------

After The End of the Most Recent Quarter Ended
                                                                 ==============
                                                                      X 66 2/3%
TOTAL ELIGIBLE INVESTMENTS
                          ---------------------                  --------------

Advance Rate

Available Collateral at
                       -------------------                       --------------
PLUS:
CASH as of
          -------------                                          --------------

LESS:
Unsecured Debt as of
                    ----------------------                       --------------
Current Maturities of Secured indebtedness
                                                                 --------------
Funded Indebtedness as of
                         -----------------                       --------------

(per clause (III) of "Borrowing Base", definition)               --------------

TOTAL BORROWING BASE AT                                                       0
                       --------------------                      --------------

Outstanding Under Loan Agreement                                 --------------

Availability as of                                                            0
                  ------------------                             ==============

                                   EXHIBIT D
                               TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------

Section 6.9 (Financial Covenants): Health Care REIT, Inc. Loan Agreement Compliance Certificate: Quarter Ended (date)


a) Maximum Funded Indebtedness to Tangible Net Worth of Not Greater Than 1.10:1.00:
     As of (date) in thousands
     Funded Indebtedness                                $
                                                        ================

     Shareholders' Equity                               $
                                                        ----------------
       less:  Goodwill and Noncompete Agreements
                                                        ----------------
              Unamortized Deferred Costs
                                                        ----------------
              Treasury Stock
                                                        ----------------
     Tangible Net Worth
                                                        ----------------


                                     Ratio                       COMPLIANCE
                                                                 ----------
********************************************************************************

b) Minimum Tangible Net Worth of Not Less Than $300,000,000 plus 100% of Net Issuance Proceeds:
     As of: (date) in thousands
     Tangible Net Worth                                 $
                                                        ----------------
       plus: Net Equity Proceeds (excluding DRIP)
                                                        ----------------
     Total Tangible Net Worth
                                                        ================

                                                                 COMPLIANCE
                                                                 ----------
********************************************************************************

c) Minimum EBITDA/Interest Expense of Not Less than 200% (rolling four quarters basis):
     HCRI:
     Last Four Quarters EBITDA:
              March 31, 1997                     $
                                                 ------------------
              December, 1996                     $
                                                 ------------------
              September, 1996                    $
                                                 ------------------
              June, 1996                         $
                                                 ------------------
     Rolling Four Quarter EBITDA                        $
                                                         ===============

     Last Four Quarter Interest Expense on All Indebtedness:
              March 31, 1997                     $
                                                 ------------------
              December, 1996                     $
                                                 ------------------
              September, 1996                    $
                                                 ------------------
              June, 1996                         $
                                                 ------------------
     Rolling Four Quarter Interest                      $
                                                         ===============

                                     Ratio                (%)    COMPLIANCE
                                                   -------       ----------
********************************************************************************

d) Minimum HCRI's Fixed Charge Coverage of Not Less Than 1.05:1.00 (rolling four quarters)
     HCRI:
     Rolling Four Quarter EBITDA (Above)                $
                                                         ---------------
     Rolling Four Quarter Interest (Above)              $
                                                         ---------------

Cash Dividend Paid for Quarter Ended:
              March 31, 1997                     $
                                                 ------------------
              December, 1996                     $
                                                 ------------------
              September, 1996                    $
                                                 ------------------
              June, 1996                         $
                                                 ------------------
     Rolling Four Quarter Cash Dividends Paid           $
                                                         ---------------
     Balloon Payments                                   $
                                                         ---------------
                     Sub-Total                          $
                                                         ---------------

                                     Ratio                       COMPLIANCE
                                                                 ----------
********************************************************************************

                                  SCHEDULE 3.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                   STATES OF INCORPORATION AND QUALIFICATION,
                         AND CAPITALIZATION OF BORROWERS
                         -------------------------------

HEALTH CARE REIT, INC.
----------------------

          (i)  State of Incorporation:
               Delaware

          (ii) Capitalization:
               $448,847,129.00 (12/31/96)

          (iii) Business:
               Investments in health care facilities

          (iv) States of Qualification:
               Alabama, Arizona, Colorado, Connecticut, Florida,
               Illinois, Indiana, Kentucky, Massachusetts, Missouri, Oklahoma, New Mexico, North Carolina, Ohio,
               Pennsylvania, Texas, Virginia and West Virginia

          (v)  Subsidiaries:
               HCRI Pennsylvania Properties, Inc.
               HCRI Overlook Green, Inc.
               HCRI Texas Properties, Inc.
               HCRI Texas Properties, Ltd.

HCRI PENNSYLVANIA PROPERTIES, INC.
----------------------------------

          (i)  State of Incorporation:
               Pennsylvania

          (ii) Capitalization:
               $1,000.00 (initial)

          (iii) Business:
               Investments in health care facilities

          (iv) States of Qualification:
               None

          (v)  Subsidiaries:
               None

HCRI OVERLOOK GREEN, INC.
-------------------------

          (i)  State of Incorporation:
               Pennsylvania

          (ii) Capitalization:
               $1,000.00 (initial)

          (iii) Business:
               Investments in health care facilities

          (iv) States of Qualification:
               None

          (v)  Subsidiaries:
               None

HCRI TEXAS PROPERTIES, INC.
---------------------------

          (i)  State of Incorporation:
               Delaware

          (ii) Capitalization:
               $1,000.00 (initial)

          (iii) Business:
               Investments in health care facilities

          (iv) States of Qualification:
               None

          (v)  Subsidiaries:
               None

HCRI TEXAS PROPERTIES, LTD.
---------------------------

          (i)  State of Incorporation:
               Texas

          (ii) Capitalization:
               $1,000.00 (initial)

          (iii) Business:
               Investments in health care facilities

          (iv) States of Qualification:
               None

          (v)  Subsidiaries:
               None

                                  SCHEDULE 3.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                          CONSENTS, WAIVERS, APPROVALS;
                             VIOLATION OF AGREEMENTS
                             -----------------------

                                      None

                                  SCHEDULE 3.6
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                         JUDGMENTS, ACTIONS, PROCEEDINGS
                         -------------------------------

                                  See Attached

                On March 14, 1995, the Company commenced an action in the Circuit Court for Pinellas County, Florida, against Psychiatric Hospitals of America, Inc. ("PHA") and PHA's wholly owned subsidiary, Psychiatric Hospitals of Florida, INC. ("PHFI") to, INTER ALIA, collect on a loan made to PHA (the "PHA Note") and a promissory note in the amount of $10,000,000 made in favor of PHA (the "PHFI Note") and to foreclose the first mortgage on a 200-bed psychiatric hospital known as "Horizon Hospital" owned and operated by PHFI (the "PHFI Mortgage"). The foregoing action is styled: HEALTH CARE REIT, INC.'S V. PSYCHIATRIC HOSPITALS OF AMERICA, INC. ("PHA"), ET AL., and is numbered 95-1535-CI, Division 21, on the docket of said court.

                On March 14, 1995, the Company also commenced an action in the Circuit Court for Dade County, Florida, against New Dodge Management Company ("New Dodge") to, INTER ALIA, to collect on a promissory note in the amount of $3,700,000 (the "New Dodge Note") and to foreclose on a second mortgage on a 94-bed psychiatric hospital known as "Harbor View Hospital" owned and operated by New Dodge (the "New Dodge Mortgage") of which the Company is the assignee. The foregoing action is styled: HEALTH CARE REIT, INC.'S NEW DODGE
MANAGEMENT CORPORATION, ET AL., and is numbered 95-05035, Division 10, on the docket of said court.

                Finally, on April 6, 1995, the Company commenced an action in the Circuit Court for Dade County, Florida, against Robert Cohen ("Cohen") to enforce the terms of a $500,000 personal guaranty on the loan executed by Cohen. The foregoing action is styled: HEALTH CARE REIT, INC. V. ROBERT COHEN and is numbered 95-6750 on the docket of said court. On September 28, 1995, a Judgment in the sum of Five Hundred Thousand Dollars ($500,000.00) in favor of the Company was obtained against Cohen (hereinafter the "Cohen Judgment"). The Cohen Judgment was assigned to J.I.T., Inc., a company controlled by Cohen, pursuant to a certain Settlement Agreement described below.

                Following the service of the before-described actions in State Court, PHA, PHFI, New Dodge, and Psychiatric Hospitals of Hernando, Inc.
("PHHI) filed Chapter 11 Bankruptcy Petitions in the United States Bankruptcy Court for the Middle District of Florida, Tampa Division. The foregoing bankruptcy matters are styled as follows; IN RE: NEW DODGE MANAGEMENT CORPORATION, Case No. 95-2532-BP1; IN RE: PSYCHIATRIC HOSPITALS OF AMERICA, INC., Case No. 95-2552-8P1; IN RE: PSYCHIATRIC HOSPITALS OF FLORIDA, INC., Case No. 95-2531-8P1; IN RE, PSYCHIATRIC HOSPITALS OF HERNANDO, INC., Case No. 95-2531-8P1,

                  Each of the foregoing bankruptcy proceedings are progressing in an orderly fashion. As of this writing, however, no Plans of Reorganization have been approved in any of the proceedings.

                On December 15, 1995, the Greenbriar Mortgage, the Cohen Judgment, and all of the Company's claims in the PHHI bankruptcy proceedings described above were assigned to J.I.T., Inc. for cash payment of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00).

                                 SCHEDULE 3.7
                              TO LOAN AGREEMENT
                                 BY AND AMONG
                            HEALTH CARE REIT, INC.
                            AND ITS SUBSIDIARIES,
                          THE BANKS SIGNATORY HERETO
                                     AND
                    KEYBANK NATIONAL ASSOCIATION, AS AGENT
                    --------------------------------------

                       DEFAULTS; COMPLIANCE WITH LAWS,
                           REGULATIONS, AGREEMENTS
                           -----------------------

                                     None

                                 SCHEDULE 3.8
                              TO LOAN AGREEMENT
                                 BY AND AMONG
                            HEALTH CARE REIT, INC.
                            AND ITS SUBSIDIARIES,
                          THE BANKS SIGNATORY HERETO
                                     AND
                    KEYBANK NATIONAL ASSOCIATION, AS AGENT
                    --------------------------------------

                             BURDENSOME DOCUMENTS
                             --------------------

                                     None

                                  SCHEDULE 3.13
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                       NAME CHANGES, MERGERS, ACQUISITIONS
                       -----------------------------------

In 1995, the former manager of HCRI, First Toledo Advisory Company, was the merged with and into HCRI.

                                  SCHEDULE 3.16
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                             EMPLOYEE BENEFIT PLANS
                             ----------------------

         Health Care REIT, Inc. Retirement Plan and Trust (401-K)

                                  SCHEDULE 5.8
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                        FORM OF QUARTERLY FACILITY REPORT
                        ---------------------------------

                ON FILE WITH EACH OF THE BANKS AND THE BORROWERS



                                 SCHEDULE 7.1
                              TO LOAN AGREEMENT
                     BY AND AMONG HEALTH CARE REIT, INC.
                            AND ITS SUBSIDIARIES,
                          THE BANKS SIGNATORY HERETO
                                     AND
                    KEYBANK NATIONAL ASSOCIATION, AS AGENT
                    --------------------------------------

                            PERMITTED INDEBTEDNESS
                            ----------------------



I. LINES OF CREDIT
------------------                                               Total
                                                               Available
                                                              ------------
Key/Fleet Revolving Line of Credit                            $175,000,000
Capital Bank, N.A.                                              10,000,000
                                                              ------------
                                                              $185,000,000


II. EXISTING SECURED DEBT
-------------------------
                                            Investment        Amount of
Operator                   Facility         Balance       Liens/Indebtedness
--------                   --------         -----------   -------------------
Gordon Health Ventures     Pittsburgh, PA   $10,481,950         $6,527,045
Horizon Healthcare Corp.   San Antonio, TX    1,415,224          1,415,224

                                                                ----------
                                                                $7,942,269
                                                                ==========
III.  EXISTING OTHER UNSECURED DEBT
-----------------------------------
1993 Series Senior Notes                                       $52,000,000
1996 Series Senior Notes                                        30,000,000
                                                               -----------
                                                               $82,000,000
                                                               ===========

IV.  EXISTING CONTINGENT OBLIGATIONS:
-------------------------------------

                                                                Amount of
Operator                Facility                                Guaranty
---------               --------                                ---------
Kingston Health Care    Ashland, OH                            $ 1,625,000
Kingston Health Care    Vermilion, OH                            1,625,000
Kingston Health Care    Naperville, IL                           4,715,000
Kingston Health Care    Santa Fe, NM                             5,795,000
Village Management      Rockford, IL                             5,055,000
                                                               -----------
Total                                                          $18,815,000
                                                               ===========




                                 SCHEDULE 7.2
                              TO LOAN AGREEMENT
                     BY AND AMONG HEALTH CARE REIT, INC.
                            AND ITS SUBSIDIARIES,
                          THE BANKS SIGNATORY HERETO
                                     AND
                    KEYBANK NATIONAL ASSOCIATION, AS AGENT
                    --------------------------------------

                        PERMITTED SECURITY INTERESTS,
                            LIENS AND ENCUMBRANCES
                        -----------------------------



EXISTING LIENS
--------------
                                            Investment        Amount of
Operator                   Facility         Balance       Liens/Indebtedness
--------                   --------         -----------   -------------------
Gordon Health Ventures     Pittsburgh, PA   $10,481,950         $6,527,045
Horizon Healthcare Corp.   San Antonio, TX    1,415,224          1,415,224

                                                                ----------
                                                                $7,942,269
                                                                ==========




                                  SCHEDULE 7.11
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                     KEYBANK NATIONAL ASSOCIATION, AS AGENT
                     --------------------------------------

                         PERMITTED CAPITAL EXPENDITURES
                         ------------------------------

         $2,500,000 in Capital Expenditures in connection with the following Facilities:

         Facility Name                                        Location
         -------------                                        --------

         Harborview Hospital                                  Miami, FL
         Horizon Hospital                                     Clearwater, FL